                            As filed with the Securities and Exchange Commission on February 28, 2002
                            File Nos. 333-09341,811-7739

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                           --------------------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

         Pre-Effective Amendment No. _____        [ ]

         Post-Effective Amendment No.  9          [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

         Amendment No.  11                        [X]

--------------------------------------------------------------------------------

                          Harding, Loevner Funds, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                        200 Clarendon Street, 18th Floor
                           Boston, Massachusetts 02116
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: 1-877-435-8105


                              Susan C. Mosher, Esq.
                         Investors Bank & Trust Company
                        200 Clarendon Street, 18th Floor
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                 With a copy to:
                                Jack Murphy, Esq.
                                     Dechert
                             1775 Eye Street, N.W.,
                           Washington, D.C. 20006-2401
                          (legal counsel for the Fund)
--------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:


/   / immediately upon filing pursuant to paragraph (b)
/ x / On March 1, 2002 pursuant to paragraph (b)
/   / 60 days after filing pursuant to paragraph (a)(1)
/   / On (date) pursuant to paragraph (a) (1)
/   / 75 days after filing, pursuant to paragraph (a) (2)
/   / On (date) pursuant to paragraph (a) (2) of Rule 485.

[Logo]

HARDING o LOEVNER                                    HARDING LOEVNER FUNDS, INC.

                               PROSPECTUS


                               MARCH 1, 2002



                               Portfolios managed by
                               Harding, Loevner Management, L.P.



                               INTERNATIONAL EQUITY PORTFOLIO


                               GLOBAL EQUITY PORTFOLIO


                               MULTI-ASSET GLOBAL PORTFOLIO


                               EMERGING MARKETS PORTFOLIO



                               P.O. Box 9130
                               Boston, MA 02117-9130
                               Telephone: 877-435-8105
                               Fax: 617-927-8303



                               As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is truthful or complete, nor has it judged the investment merit of the securities offered. It is a criminal offense to state otherwise.

TABLE OF CONTENTS


International Equity Portfolio                                             2

Global Equity Portfolio                                                    5

Multi-Asset Global Portfolio                                               8

Emerging Markets Portfolio                                                 11

Principal Investment Strategies and Risks                                  14

Management of the Fund                                                     19

Shareholder Information                                                    20

Distribution of Fund Shares                                                24

Performance of Similarly Managed Accounts                                  25

Financial Highlights                                                       26

Availability of Additional Information about the Fund                      30

                         INTERNATIONAL EQUITY PORTFOLIO

o  INVESTMENT GOAL
   The International Equity Portfolio seeks long-term capital appreciation through investments in equity securities of companies based outside the United States.

o  PRINCIPAL INVESTMENT STRATEGY
   The International Equity Portfolio comprises equity securities of companies based outside the U.S. in developed markets as well as established companies in emerging markets. Harding, Loevner Management, L.P. ("Harding Loevner") seeks to compose a portfolio of companies it deems to be well managed, financially strong, growing, competitive and under-priced relative to each companies' intrinsic value. These fundamental attributes are the foundation of Harding Loevner's stock selection criteria. The International Equity Portfolio invests in the common stock of companies based in at least three countries. Harding Loevner attempts to manage risk through prudent diversification across dimensions of geography, industry sector, currency and size. The International Equity Portfolio usually holds 35-75 investments in 15-25 markets. An investment is sold, in whole or in part, when fundamentals deteriorate or the International Equity Portfolio can be improved.

o  PRINCIPAL RISKS
   As with any mutual fund, you could lose money on your investment in the International Equity Portfolio. Your investment is subject to the following principal risks:

         o MARKET RISK: Investments in the International Equity Portfolio may lose value due to a downturn in the stock market as a whole.

         o FOREIGN INVESTMENT RISK: Securities issued by foreign entities involve added risks not associated with U.S. investments. These risks include the possibility of changes in foreign currency exchange rates, additional taxation and political, economic, social, or diplomatic instability. There may also be less publicly available information about a foreign issuer.

         o EMERGING MARKET RISK: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

PORTFOLIO PERFORMANCE

   The bar chart and table that follow show how the International Equity Portfolio (the "Portfolio") has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Portfolio. Both assume that all dividends and distributions will be reinvested in the Portfolio. How the Portfolio has performed in the past (before and after taxes) does not necessarily show how it will perform in the future.

                INTERNATIONAL EQUITY PORTFOLIO

                  1995                 11.99
                  1996                 15.41
                  1997                 -4.22
                  1998                 10.20
                  1999                 49.80
                  2000                -15.80
                  2001                -18.19


   The best calendar quarter return during the period shown above was 25.32% in the 4th quarter of 1999; the worst was (16.51)% in the 3rd quarter of 1998.


   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

   -------------------------------------------------------------------------------------------------------------
                                                                                               SINCE PORTFOLIO'S
                                                             ONE YEAR     FIVE YEARS              INCEPTION+
   -------------------------------------------------------------------------------------------------------------

   International Equity Portfolio
        Return Before Taxes                                  -18.19%       1.72%                    4.23%
        Return After Taxes on Distributions                  -18.18        1.01                     3.60
        Return After Taxes on Distributions and Sale of
          Fund Shares                                        -10.97        1.38                     3.38
   MSCI All Country World Free ex-U.S. Index*                -19.74        0.82                     2.53
   MSCI All Country World ex-U.S. Index*#                    -24.94        0.26                     2.06
   Lipper International Equity Fund Index*                   -19.34        2.75                     4.59
   -------------------------------------------------------------------------------------------------------------

   * Returns for indices do not reflect deductions for fees, expenses, or taxes.
   # Returns for the MSCI All Country World ex-U.S. Index are shown through October 31, 2001, as the index was no longer available after that date.

   + Includes predecessor fund performance (Inception Date: May 11, 1994). On October 31, 1996, the Portfolio
     received the net assets of the AMT Capital Fund, Inc. - Harding Loevner International Equity Portfolio
     pursuant to an agreement and plan of reorganization dated October 14, 1996.

   After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

   In the table above, the Portfolio's average annual total return for the periods shown is compared to (i) the MSCI All Country World Free ex-U.S. Index, an index of equity securities which includes all developed and emerging markets in the Morgan Stanley Capital International ("MSCI") universe of 48 countries, excluding the U.S., with Free versions of countries where they exist, (ii) the MSCI All Country World ex-U.S. Index, an index of equity securities issued outside the United States compiled by MSCI and calculated by applying full market capitalization weights (price multiplied by the number of shares outstanding) for the constituent securities, and
   (iii) the Lipper International Equity Fund Index, an index of international equity mutual funds compiled by Lipper Analytical Services, Inc. Harding, Loevner no longer uses the MSCI All Country World ex-U.S. Index as a benchmark for the Portfolio, as it was discontinued by MSCI as of October 31, 2001.


o  PORTFOLIO FEES AND EXPENSES:
   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

   SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):
   Except as set forth in the table below, there are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

   ----------------------------------------------------------------------
   Redemption Fee
   (as a percentage of
    amount redeemed)                       2.00%(1)
   ----------------------------------------------------------------------

   (1) THE REDEMPTION FEE IS ASSESSED ONLY ON SHARES THAT ARE REDEEMED 90 DAYS OR LESS FROM THE DATE THEY WERE PURCHASED.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):

   ----------------------------------------------------------------------
   Management Fee                          0.75%
   ----------------------------------------------------------------------
   Distribution (12b-1) Fee                None
   ----------------------------------------------------------------------

   Other Expenses                          0.30%
                                           ----
   ----------------------------------------------------------------------
   TOTAL ANNUAL FUND
   OPERATING EXPENSES                      1.05%*
                                           ====

   ----------------------------------------------------------------------

   * UNTIL FURTHER NOTICE TO SHAREHOLDERS, HARDING LOEVNER HAS VOLUNTARILY AGREED TO CAP THE TOTAL ANNUAL FUND OPERATING EXPENSES AT 1.00% (ON AN ANNUALIZED BASIS) OF THE AVERAGE DAILY NET ASSETS OF THE PORTFOLIO.

o  EXAMPLE
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR             3 YEARS            5 YEARS             10 YEARS


          $107               $334               $579                $1,283

                             GLOBAL EQUITY PORTFOLIO

o  INVESTMENT GOAL
   The Global Equity Portfolio seeks long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States.

o  PRINCIPAL INVESTMENT STRATEGY
   The Global Equity Portfolio comprises equity securities of companies based in the U.S. and other developed markets, as well as established companies in emerging markets. Harding Loevner seeks to compose a portfolio of companies it deems to be well managed, financially strong, growing, competitive and under-priced relative to each companies' intrinsic value. These fundamental attributes are the foundation of Harding Loevner's stock selection criteria. The Global Equity Portfolio invests in the common stock of companies based in at least three countries (one of which may be the United States). Harding Loevner attempts to manage risk through prudent diversification across dimensions of geography, industry sector, currency and size. The Global Equity Portfolio usually holds 35-75 investments in 15-25 markets. An investment is sold, in whole or in part, when fundamentals deteriorate or the Global Equity Portfolio can be improved.

o  PRINCIPAL RISKS
   As with any mutual fund, you could lose money on your investment in the Global Equity Portfolio. Your investment is subject to the following principal risks:

         o MARKET RISK: Investments in the Global Equity Portfolio may lose value due to a downturn in the stock market as a whole.

         o FOREIGN INVESTMENT RISK: Securities issued by foreign entities involve added risks not associated with U.S. investments. These risks include the possibility of changes in foreign currency exchange rates, additional taxation and political, economic, social, or diplomatic instability. There may also be less publicly available information about a foreign issuer.

         o EMERGING MARKET RISK: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

o  PORTFOLIO PERFORMANCE

   The bar chart and table that follow show how the Global Equity Portfolio (the "Portfolio") has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Portfolio. Both assume that all dividends and distributions will be reinvested in the Portfolio. How the Portfolio has performed in the past (before and after taxes) does not necessarily show how it will perform in the future.

                     GLOBAL EQUITY PORTFOLIO

                  1997                     9.34
                  1998                     2.00
                  1999                    37.13
                  2000                     0.57
                  2001                   -15.46


   The best calendar quarter return during the period shown above was 24.82% in the 4th quarter of 1999; the worst was (17.70)% in the 3rd quarter of 1998.


   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 2001)
   ------------------------------------------------------------------------------------------------------------
                                                                                              SINCE PORTFOLIO'S
                                                             ONE YEAR     FIVE YEARS             INCEPTION+
   ------------------------------------------------------------------------------------------------------------
   Global Equity Portfolio
        Return Before Taxes                                  -15.46%       5.39%                    5.27%
        Return After Taxes on Distributions                  -15.47        3.70                     3.62
        Return After Taxes on Distributions and Sale of       -9.30        4.07                     3.98
           Fund Shares
   ------------------------------------------------------------------------------------------------------------
   MSCI All Country World Free Index*                        -16.21        5.10                     4.71
   ------------------------------------------------------------------------------------------------------------
   MSCI All Country World Index*#                            -25.16        4.48                     3.47
   ------------------------------------------------------------------------------------------------------------
   Lipper Global Equity Fund Index*                          -15.78        6.11                     6.04
   ------------------------------------------------------------------------------------------------------------

   * Returns for indices do not reflect deductions for fees, expenses, or taxes.
   # Returns for the MSCI All Country World Index are shown through October 31, 2001, as the index was no longer available after that date.

   + The Portfolio commenced operations on December 1, 1996, following a tax-free merger with Harding Loevner
     Global Equity LP.

   After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

   In the table above, the Portfolio's average annual total return for the periods shown is compared to (i) the MSCI All Country World Free Index, an index of global equity securities which includes all developed and emerging markets in the Morgan Stanley Capital International ("MSCI") universe of 49 countries, with Free versions of countries where they exist, (ii) the MSCI All Country World Index, an index of global equity securities compiled by MSCI and calculated by applying full market capitalization weights (price multiplied by the number of shares outstanding) for the constituent securities, and the Lipper Global Equity Fund Index, an index of global equity mutual funds compiled by Lipper Analytical Services, Inc. Harding, Loevner no longer uses the MSCI All Country World Index as a benchmark for the Portfolio, as it was discontinued by MSCI as of October 31, 2001.


o  PORTFOLIO FEES AND EXPENSES:
   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

   SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):
   Except as set forth in the table below, there are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

   ----------------------------------------------------------------------
   Redemption Fee
   (as a percentage of
   amount redeemed)                       2.00%(1)
   ----------------------------------------------------------------------

   (1) THE REDEMPTION FEE IS ASSESSED ONLY ON SHARES THAT ARE REDEEMED 90 DAYS OR LESS FROM THE DATE THEY WERE PURCHASED.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):

   ----------------------------------------------------------------------
   Management Fee                         1.00%
   ----------------------------------------------------------------------
   Distribution (12b-1) Fee               None
   ----------------------------------------------------------------------

   Other Expenses                         0.47%
                                          ----

   ----------------------------------------------------------------------

   TOTAL ANNUAL FUND
   OPERATING EXPENSES                     1.47%*
                                          ====

   ----------------------------------------------------------------------

   * UNTIL FURTHER NOTICE TO SHAREHOLDERS, HARDING LOEVNER HAS VOLUNTARILY AGREED TO CAP THE TOTAL ANNUAL FUND OPERATING EXPENSES AT 1.25% (ON AN ANNUALIZED BASIS) OF THE AVERAGE DAILY NET ASSETS OF THE PORTFOLIO.

o  EXAMPLE
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 YEAR            3 YEARS             5 YEARS             10 YEARS

         $150              $465                $803                $1,757

                          MULTI-ASSET GLOBAL PORTFOLIO

o  INVESTMENT GOAL
   The Multi-Asset Global Portfolio seeks long-term capital appreciation and a growing stream of current income through investments in equity and debt securities of companies based both inside and outside the United States and debt securities of the United States and foreign governments and their agencies and instrumentalities.

o  PRINCIPAL INVESTMENT STRATEGY
   The Multi-Asset Global Portfolio combines global fixed income and equity securities in an attempt to achieve higher current income and greater stability of principal than may be achieved with equity securities alone. Harding Loevner seeks to compose a portfolio of companies it deems to be well managed, financially strong, growing, competitive and under-priced relative to each companies' intrinsic value. These fundamental attributes are the foundation of Harding Loevner's stock selection criteria. The Multi-Asset Global Portfolio invests in equity and debt securities of companies and debt securities of governments based in at least three countries (one of which may be the United States), including debt securities rated below investment grade. The maturity of the Multi-Asset Global Portfolio's debt securities will not be fixed, but will be determined based on Harding Loevner's outlook regarding the overall capital market and regarding foreign currency exchange rates. Harding Loevner attempts to manage risk through prudent diversification across dimensions of geography, industry sector, currency and size. The Multi-Asset Global Portfolio usually holds 35-75 investments in 15-25 markets. An investment is sold, in whole or in part, when fundamentals deteriorate or the Multi-Asset Global Portfolio can be improved.

o  PRINCIPAL RISKS
   As with any mutual fund, you could lose money on your investment in the Multi-Asset Global Portfolio. Your investment is subject to the following principal risks:

         o MARKET RISK: Investments in the Multi-Asset Global Portfolio may lose value due to a downturn in the stock market as a whole.

         o FOREIGN INVESTMENT RISK: Securities issued by foreign entities involve added risks not associated with U.S. investments. These risks include the possibility of changes in foreign currency exchange rates, additional taxation and political, economic, social, or diplomatic instability. There may also be less publicly available information about a foreign issuer.

         o EMERGING MARKET RISK: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

         o DEBT SECURITIES RISK: Debt securities may lose value due to unfavorable fluctuations in the level of interest rates or due to a decline in the creditworthiness of the issuer. As interest rates rise, the value of debt securities declines. This risk is generally greater for debt securities with longer maturities and portfolios with longer durations.

         o HIGH RISK/HIGH YIELD SECURITIES: Investments in high risk/high yield securities, such as debt securities rated below investment grade, carry the risk that the securities may default on the payment of principal and interest. These securities either have speculative elements or are predominantly speculative investments.

o  PORTFOLIO PERFORMANCE

   The bar chart and table that follow show how the Multi-Asset Global Portfolio (the "Portfolio") has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Portfolio. Both assume that all dividends and distributions will be reinvested in the Portfolio. How the Portfolio has performed in the past (before and after taxes) does not necessarily show how it will perform in the future.

                   MULTI-ASSET EQUITY PORTFOLIO

                  1997                    11.89
                  1998                     6.63
                  1999                    17.93
                  2000                     0.55
                  2001                    -6.23

   The best calendar quarter return during the period shown above was 11.39% in the 4th quarter of 1999; the worst was (7.54)% in the 1st quarter of 2001.

   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 2001)
   ------------------------------------------------------------------------------------------------------------
                                                                                              SINCE PORTFOLIO'S
                                                             ONE YEAR     FIVE YEARS              INCEPTION+
   ------------------------------------------------------------------------------------------------------------
   Multi-Asset Global Portfolio
        Return Before Taxes                                   -6.23%       5.81%                    6.38%
        Return After Taxes on Distributions                   -7.05        4.15                     4.74
        Return After Taxes on Distributions and Sale of       -3.38        4.09                     4.58
           Fund Shares
   ------------------------------------------------------------------------------------------------------------
   MSCI All Country World Free Index*                        -16.21        5.10                     5.70
   ------------------------------------------------------------------------------------------------------------
   MSCI All Country World Index*#                            -25.16        4.48                     4.48
   ------------------------------------------------------------------------------------------------------------
   Salomon World Government Bond Index*                       -0.99        2.16                     2.19
   ------------------------------------------------------------------------------------------------------------
   Constructed Global Balanced Index*                         -9.96        4.30                     4.62
   ------------------------------------------------------------------------------------------------------------

   * Returns for indices do not reflect deductions for fees, expenses, or taxes.
   # Returns for the MSCI All Country World Index are shown through October 31, 2001, as the index was no longer available after that date.

   + The Portfolio commenced operations on November 1, 1996.


   After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

   In the table above, the Portfolio's average annual total return for the periods shown is compared to (i) the MSCI All Country World Free Index, an index of global equity securities which includes all developed and emerging markets in the Morgan Stanley Capital International ("MSCI") universe of 49 countries, with Free versions of countries where they exist, (ii) the MSCI All Country World Index, an index of global equity securities compiled by MSCI and calculated by applying full market capitalization weights (price multiplied by the number of shares outstanding) for the constituent securities, (iii) the Salomon World Government Bond Index, an index of government debt securities compiled by Salomon Brothers, Inc. and (iv) the Constructed Global Balanced Index, which is comprised of the weighted sum of 60% MSCI All Country World Free Index and 40% Salomon World Government Bond Index. Harding, Loevner no longer uses the MSCI All Country World Index as a benchmark for the Portfolio, as it was discontinued by MSCI as of October 31, 2001.


o  PORTFOLIO FEES AND EXPENSES:
   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

   SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):
   Except as set forth in the table below, there are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

   ----------------------------------------------------------------------
   Redemption Fee
   (as a percentage of
   amount redeemed)                       2.00%(1)
   ----------------------------------------------------------------------

   (1) THE REDEMPTION FEE IS ASSESSED ONLY ON SHARES THAT ARE REDEEMED 90 DAYS OR LESS FROM THE DATE THEY WERE PURCHASED.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):

   ----------------------------------------------------------------------
   Management Fee                            1.00%
   ----------------------------------------------------------------------
   Distribution (12b-1) Fee                  None
   ----------------------------------------------------------------------

   Other Expenses                            0.81%
                                             ----
   ----------------------------------------------------------------------
   TOTAL ANNUAL FUND OPERATING EXPENSES      1.81%*
                                             ====

   ----------------------------------------------------------------------

   * UNTIL FURTHER NOTICE TO SHAREHOLDERS, HARDING LOEVNER HAS VOLUNTARILY AGREED TO CAP THE TOTAL ANNUAL FUND OPERATING EXPENSES AT 1.25% (ON AN ANNUALIZED BASIS) OF THE AVERAGE DAILY NET ASSETS OF THE PORTFOLIO.

o  EXAMPLE
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 YEAR             3 YEARS            5 YEARS            10 YEARS

         $184               $569               $980               $2,127

                           EMERGING MARKETS PORTFOLIO

o  INVESTMENT GOAL
   The Emerging Markets Portfolio seeks long-term capital appreciation through investments in equity securities of companies based in emerging markets outside the United States.

o  PRINCIPAL INVESTMENT STRATEGY
   The Emerging Markets Portfolio comprises equity securities of companies that are based in emerging markets. Harding Loevner seeks to compose a portfolio of companies it deems to be well managed, financially strong, growing, competitive and under-priced relative to each companies' intrinsic value. These fundamental attributes are the foundation of Harding Loevner's stock selection criteria. Emerging markets offer investment opportunities that may benefit from long-term trends in demographics, deregulation, outsourcing and relocation in developing countries. The Emerging Markets Portfolio invests in the common stock of companies based in at least three emerging markets countries and may also invest in short-term or other debt securities, including debt securities rated below investment grade. The maturity of the Emerging Markets Portfolio's debt securities will not be fixed, but will be determined based on Harding Loevner's outlook regarding the overall capital market and regarding foreign currency exchange rates. Harding Loevner attempts to manage risk through prudent diversification across dimensions of geography, industry sector, currency and size. An investment is sold, in whole or in part, when fundamentals deteriorate or the Emerging Markets Portfolio can be improved.

o  PRINCIPAL RISKS
   As with any mutual fund, you could lose money on your investment in the Emerging Markets Portfolio. Your investment is subject to the following principal risks:

         o MARKET RISK: Investments in the Emerging Markets Portfolio may lose value due to a downturn in the stock market as a whole.

         o FOREIGN INVESTMENT RISK: Securities issued by foreign entities involve added risks not associated with U.S. investments. These risks include the possibility of changes in foreign currency exchange rates, additional taxation and political, economic, social, or diplomatic instability. There may also be less publicly available information about a foreign issuer.

         o EMERGING MARKET RISK: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in emerging market securities than other foreign securities.

         o DEBT SECURITIES RISK: Debt securities may lose value due to unfavorable fluctuations in the level of interest rates or due to a decline in the creditworthiness of the issuer. As interest rates rise, the value of debt securities declines. This risk is generally greater for debt securities with longer maturities and portfolios with longer durations.

         o HIGH RISK/HIGH YIELD SECURITIES: Investments in high risk/high yield securities, such as debt securities rated below investment grade, carry the risk that the securities may default on the payment of principal and interest. These securities either have speculative elements or are predominantly speculative investments.

o  PORTFOLIO PERFORMANCE

   The bar chart and table that follow show how the Emerging Markets Portfolio (the "Portfolio") has performed in the past on a calendar year basis and provide an indication of the risks of investing in the Portfolio. Both assume that all dividends and distributions will be reinvested in the Portfolio. How the Portfolio has performed in the past (before and after taxes) does not necessarily show how it will perform in the future.

                     EMERGING MARKETS PORTFOLIO

                  1999                       76.61
                  2000                      -16.74
                  2001                        2.02

   The best calendar quarter return during the period shown above was 34.89% in the 4th quarter of 1999; the worst was (19.58)% in the 3rd quarter of 2001.

   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

   -------------------------------------------------------------------------------------------------------
                                                                                         SINCE PORTFOLIO'S
                                                                ONE YEAR                     INCEPTION+
   -------------------------------------------------------------------------------------------------------

   Emerging Markets Portfolio
        Return Before Taxes                                      2.02%                         14.39%
        Return After Taxes on Distributions                      1.99                          13.42
        Return After Taxes on Distributions and Sale of          1.23                          11.64
           Fund Shares
   -------------------------------------------------------------------------------------------------------
   MSCI Emerging Markets Free Index*                             -2.61                         3.98
   -------------------------------------------------------------------------------------------------------
   Lipper Emerging Markets Fund Index*                           -3.49                         3.86
   -------------------------------------------------------------------------------------------------------

   * Returns for indices do not reflect deductions for fees, expenses, or taxes.

   + The Portfolio commenced operations on November 9, 1998.

   After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

   In the table, the Portfolio's average annual total return for the periods shown is compared to the MSCI Emerging Markets Free Index, an index of equity securities which includes all emerging markets in the MSCI universe of 26 countries, with Free versions of countries where they exist, and the Lipper Emerging Markets Fund Index, an index of emerging market equity mutual funds compiled by Lipper Analytical Services, Inc.

o  PORTFOLIO FEES AND EXPENSES:
   This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

   SHAREHOLDER TRANSACTION EXPENSES (FEES THAT YOU PAY DIRECTLY FROM YOUR INVESTMENT):
   Except as set forth in the table below, there are no fees or sales loads charged to your account when you buy or sell Portfolio shares.

   ----------------------------------------------------------------------
   Redemption Fee
   (as a percentage of
   amount redeemed)                       2.00%(1)
   ----------------------------------------------------------------------

   (1) THE REDEMPTION FEE IS ASSESSED ONLY ON SHARES THAT ARE REDEEMED 90 DAYS OR LESS FROM THE DATE THEY WERE PURCHASED.

   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS):

   ------------------------------------------------------------------------
   Management Fee                         1.25%
   ------------------------------------------------------------------------
   Distribution (12b-1) Fee               None
   ------------------------------------------------------------------------

   Other Expenses                         1.65%
                                          ----
   ------------------------------------------------------------------------
   TOTAL ANNUAL FUND
   OPERATING EXPENSES                     2.90%*
                                          ====

   ------------------------------------------------------------------------

   * UNTIL FURTHER NOTICE TO SHAREHOLDERS, HARDING LOEVNER HAS VOLUNTARILY AGREED TO CAP THE TOTAL ANNUAL FUND OPERATING EXPENSES AT 1.75% (ON AN ANNUALIZED BASIS) OF THE AVERAGE DAILY NET ASSETS OF THE PORTFOLIO.

o  EXAMPLE
   This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 YEAR             3 YEARS            5 YEARS           10 YEARS


         $293               $898               $1,528            $3,223

                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Harding, Loevner Funds, Inc. (the "Fund") is a no-load, open-end management investment company that currently has four separate diversified portfolios (each, a "Portfolio"), each of which has distinct investment objectives and policies. There is no assurance that a Portfolio will achieve its investment objective.

INVESTMENT PROCESS

Harding Loevner's investment process for each of the Portfolios is designed to identify quality companies as a first step before progressing to test whether the share price offers an investment opportunity. Harding Loevner reviews a broad universe of companies to determine whether they meet their four fundamental business criteria. Companies must be determined by Harding Loevner to (1) be well-managed, (2) be financially strong, (3) be experiencing growth and (4) possess competitive advantages. Harding Loevner believes that insights gained through the careful study of individual companies are more valuable than forecasts of aggregate stock market direction.

Harding Loevner devotes incrementally more resources as it goes deeper into the process of researching promising candidates. Harding Loevner's proprietary "QQ" is a system for evaluating 10 competitive and financial company characteristics. This framework facilitates comparisons across geographic and industry sectors and, together with management interviews, provides insight into a company's prospects and risk profile.


Once convinced of the quality of a company, Harding Loevner raises the intensity of monitoring and introduces valuation tests, which serve as aids to judgment rather than rigid decision-making tools. Harding Loevner's investment professionals participate as a team in portfolio purchase decisions.

Positions are sold or reduced when there is a breakdown in the investment thesis, unfavorable management action, a substantial overvaluation or a superior investment is identified.


The investment objective, policies and risks of each Portfolio are detailed below. Except as otherwise indicated, the Fund's Board of Directors may change the investment policies at any time to the extent that such changes are consistent with the investment objective of the applicable Portfolio. However, each Portfolio's investment objective is fundamental and may not be changed without a majority vote of the Portfolio's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Portfolio present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Portfolio (a "majority vote").

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio's investment objective is to seek long-term capital appreciation through investments in equity securities of companies based outside the United States.


The Portfolio invests at least 80% of its total assets in common stocks, securities convertible into such common stocks (including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs")), closed-end investment companies, and rights and warrants issued by companies that are based outside the United States. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days notice. The Portfolio also may invest in securities of U.S. companies which derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio's total assets will be invested in securities of U.S. companies.


The Portfolio will invest broadly in the available universe of common stocks of companies domiciled in at least three countries in the following groups: (1) Europe, including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom; (2) the Pacific Rim, including Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore; (3) Canada; and (4) countries with "emerging markets," generally considered under the Morgan Stanley Capital International definition to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. At least 65% of total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, ADRs will be considered to be denominated in the currency of the country where the securities underlying the ADRs are traded.


Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Generally, portfolio turnover has been around 39% since inception.


GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio's investment objective is to seek long-term capital appreciation through investments in equity securities of companies based both inside and outside the United States.


The Portfolio invests at least 80% of its total assets in common stocks, securities convertible into such common stocks (including ADRs and EDRs), closed-end investment companies, and rights and warrants issued by companies that are based both inside and outside the United States. This strategy is not fundamental, but should the Portfolio decide to change this strategy, it will provide shareholders with at least 60 days notice.


The Portfolio will invest broadly in the available universe of common stocks of companies domiciled in at least three countries in the following groups: (1) Europe, including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom; (2) the Pacific Rim, including Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore; (3) the United States and Canada; and (4) countries with "emerging markets," generally considered under the Morgan Stanley Capital International definition to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. At least 65% of total assets will be denominated in at least three currencies including the U.S. dollar. For purposes of compliance with this restriction, ADRs will be considered to be denominated in the currency of the country where the securities underlying the ADRs are traded.


Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Generally, portfolio turnover has been around 50% since inception.


MULTI-ASSET GLOBAL PORTFOLIO

The Multi-Asset Global Portfolio seeks long-term capital appreciation and a growing stream of current income through investments in equity and debt securities of companies based both inside and outside the United States and debt securities of the United States and foreign governments and their agencies and instrumentalities.

The Multi-Asset Global Portfolio invests in common stocks, securities convertible into such common stocks (including ADRs and EDRs), closed-end investment companies, debt securities and rights and warrants issued by companies that are based both inside and outside the United States, and debt securities of the United States and foreign governments and their agencies and instrumentalities. The Portfolio may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices. The Portfolio's investments in debt securities may include such instruments as corporate bonds, debentures, notes, commercial paper, short-term notes, medium-term notes and variable rate notes.

The Portfolio may invest up to 20% of its total assets in convertible securities and debt securities that are rated below investment-grade, that is, rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Corporation ("Standard & Poor's," or "S&P"), "junk bonds" and in unrated securities judged to be of equivalent quality as determined by Harding Loevner.

The Portfolio will invest broadly in the available universe of equity and debt securities of companies and debt securities of governments and their agencies and instrumentalities domiciled in at least three countries, including the United States. While the Portfolio will generally emphasize equity investments, the allocation of the Portfolio among equity, fixed income and cash equivalent investments may range widely, and will vary over time according to Harding Loevner's current assessment of the relative risk and potential return of alternative investments. At least 65% of total assets will be denominated in at least three currencies including the U.S. dollar. For purposes of compliance with this restriction, ADRs will be considered to be denominated in the currency of the country where the securities underlying the ADRs are traded.

Harding Loevner does not hedge foreign currency exposure, except on rare occasions when it has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Currency hedging is done through the use of forward contracts or options.


Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Generally, portfolio turnover has been around 40% since inception.


EMERGING MARKETS PORTFOLIO

The Emerging Market Portfolio's investment objective is to seek long-term capital appreciation through investments in equity securities of companies based in emerging markets outside the United States.

The Portfolio invests at least 65% of its total assets in common stocks, securities convertible into such common stocks (including ADRs, Global Depositary Receipts ("GDRs") and EDRs), closed-end investment companies, and rights and warrants issued by companies that are based in emerging markets outside the United States. The Portfolio may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices. The Portfolio also may invest in securities of U.S. companies which derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio's total assets will be invested in securities of U.S. companies. The Portfolio also may invest up to 35% of its total assets in debt securities of domestic and foreign issuers, including such instruments as corporate bonds, debentures, notes, commercial paper, short-term notes, medium-term notes and variable rate notes.

The Portfolio may invest up to 20% of its total assets in convertible securities and debt securities that are rated below investment-grade, that is, rated below Baa by Moody's or below BBB by Standard & Poor's, and in unrated securities judged to be of equivalent quality as determined by Harding Loevner.

The Portfolio will invest broadly in the available universe of common stocks of companies domiciled in one of at least three countries with "emerging markets," generally considered under the Morgan Stanley Capital International definition to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. At least 65% of total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, ADRs will be considered to be denominated in the currency of the country where the securities underlying the ADRs are traded.

Harding Loevner does not hedge foreign currency exposure, except on rare occasions when it has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Currency hedging is done through the use of forward contracts or options.

Portfolio Turnover. Portfolio turnover will depend on factors such as volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Portfolio turnover has averaged around 40% since inception.

OTHER INVESTMENT STRATEGIES


The International Equity Portfolio and the Global Equity Portfolio also may each invest up to 20% of their assets in debt securities of domestic and foreign issuers, including such instruments as corporate bonds, debentures, notes, commercial paper, short-term notes, medium-term notes and variable rate notes and may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices.


Each of the International Equity Portfolio and the Global Equity Portfolio may invest up to 20% of their total assets in convertible securities and debt securities which are rated below investment grade, that is, rated below Baa by Moody's or below BBB by S&P, and in unrated securities judged to be of equivalent quality as determined by Harding Loevner.

Harding Loevner does not hedge foreign currency exposure, except on rare occasions when it has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Currency hedging is done through the use of forward contracts or options.

RISKS ASSOCIATED WITH THE PORTFOLIOS' INVESTMENT POLICIES AND TECHNIQUES

The principal risks of investing in each of the Portfolios and the circumstances reasonably likely to cause the value of your investment to decline are described below. The share price of a Portfolio will change daily based on changes in the value of the securities that a Portfolio holds. Please note that there are other circumstances that are not described here which could cause the value of your investment to decline, and which could prevent a Portfolio from achieving its investment objective.

Foreign Investments. Securities issued by foreign governments, foreign corporations, international agencies and obligations of foreign banks involve risks not associated with securities issued by U.S. entities. Changes in foreign currency exchange rates may affect the value of investments of a Portfolio. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation and political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United States instrument and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. A Portfolio could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the Portfolio will seek to minimize such withholding taxes whenever practical. Investors may be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their United States income taxes if more than 50% of the Portfolio's total assets at the close of any taxable year consist of stock or securities of foreign corporations. Ownership of unsponsored ADRs may not entitle the Portfolio to financial or other reports from the issuer to which it would be entitled as the owner of sponsored ADRs. See also "Shareholder Information-Tax Considerations" below.

Emerging Markets Securities. The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices and currency valuations in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Derivatives and Hedging. The Portfolios may engage in hedging and other strategic transactions and certain other investment practices that may entail certain risks.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Harding Loevner's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. Use of put and call options could result in losses to a Portfolio, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values or cause the Portfolio to hold a security it might otherwise sell. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio could create the possibility that losses on the Derivative will be greater than gains in the value of the Portfolio's position. The loss from investing in futures transactions that are unhedged or uncovered, is potentially unlimited. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Portfolio might not be able to close out certain positions without incurring substantial losses. To the extent a Portfolio utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Portfolio that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would the purchase of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce the Portfolio's net asset value and possibly income. Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information (the "SAI"), available by following the instructions at the back of this Prospectus.

OTHER RISKS

High Yield/High Risk Securities. Each Portfolio may invest up to 20% of its total assets in convertible securities and debt securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality as determined by Harding Loevner (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks render them like equity securities. The Multi-Asset Global Portfolio may invest up to 20% of its total assets in securities rated B or lower by Moody's or S&P, or of equivalent quality. The International Equity, Global and Emerging Markets Portfolios may each invest up to 10% of its total assets in securities rated B or lower by Moody's or S&P, or of equivalent quality. None of the Portfolios may invest in securities rated C by Moody's or D by S&P, or the equivalent, which may be in default with respect to payment of principal or interest.

Illiquid and Restricted Securities. Each Portfolio may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Portfolio has valued the investments, and include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, a Portfolio may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter. These factors may have an adverse effect on the Portfolio's ability to dispose of particular securities and may limit a Portfolio's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.

Repurchase Agreements. In the event the other party to a repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding or such party fails to satisfy its obligations thereunder, a Portfolio could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the Portfolio) or (ii) lose all or part of the income, proceeds or rights in the securities to which the Portfolio would otherwise be entitled.

                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

Harding Loevner serves as investment adviser to the Fund. Subject to the direction and authority of the Fund's Board of Directors, Harding Loevner provides investment advisory services to each Portfolio pursuant to Investment Advisory Agreements, each dated October 14, 1996. Under the Investment Advisory Agreements, Harding Loevner is responsible for providing investment research and advice, determining which portfolio securities shall be purchased or sold by each Portfolio of the Fund, purchasing and selling securities on behalf of the Portfolios and determining how voting and other rights with respect to the portfolio securities of the Portfolios are exercised in accordance with each Portfolio's investment objective, policies, and restrictions. Harding Loevner also provides office space, equipment and personnel necessary to manage the Portfolios.


Harding Loevner, established in 1989, is a registered investment adviser that specializes in global investment management for private investors and institutions. As of December 31, 2001, Harding Loevner had approximately $1.2 billion in assets under management. Harding Loevner is located at 50 Division Street, Suite 401, Somerville, NJ 08876. Harding Loevner manages assets for several other registered investment companies.


Harding Loevner bears the expense of providing the above services to the Fund. For its services, Harding Loevner receives an advisory fee from each of the Portfolios, as set forth in the table below.

------------------------------------------------------------------------------
                                                        FEE (as a % of average
                 PORTFOLIO                                daily net assets)
------------------------------------------------------------------------------
International Equity Portfolio                                   0.75%
------------------------------------------------------------------------------
Global Equity Portfolio                                          1.00%
------------------------------------------------------------------------------
Multi-Asset Global Portfolio                                     1.00%
------------------------------------------------------------------------------
Emerging Markets Portfolio                                       1.25%
------------------------------------------------------------------------------

The advisory fee paid by each Portfolio is higher than that charged by most funds which invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Portfolios.

PORTFOLIO MANAGERS

Daniel D. Harding, CFA, (responsible for global portfolio management), co-founder of Harding Loevner and a director of its general partner, is the firm's chief investment officer, with overall responsibility for investment policy. Dan served for twelve years as a senior investment manager with Rockefeller & Co., investment adviser to the Rockefeller family and related institutions. As manager of the family's flagship equity, fixed income and balanced fund portfolios, he set investment strategy and provided investment counseling to family members, trusts and private businesses. In this capacity he also spearheaded the diversification of the firm's investments into overseas markets. Dan is a Chartered Financial Analyst and a Chartered Investment Counselor.

Simon Hallett, CFA, (responsible for international portfolio management), is a director of the firm's general partner, chairman of the investment committee and a senior portfolio manager. Simon has managed global portfolios for individuals and institutions since 1979. In 1984 Simon joined Jardine Fleming Investment Management, one of Asia's largest and most respected investment management companies. Simon's ultimate position at Jardine Fleming was director in charge of a team of six portfolio managers investing in the markets of Southeast and North Asia for a diverse clientele comprising European pension plans, governments, and private clients, Rockefeller & Co. among them. He joined Harding Loevner in 1991.


Ferrill Roll, (responsible for multi-asset global portfolio management), a director of the firm's general partner, is a portfolio manager, member of the investment committee and analyst with responsibilities for several global industry sectors. Ferrill has twenty years' experience across a wide range of international markets. For the four years prior to joining Harding Loevner in 1996, he was general partner of Cesar Montemayor Capital, L.P., a global investment partnership investing in fixed income, currency, and equity markets. Previously, he worked in international equity sales at First Boston and Baring Securities focusing primarily on European markets, and managing Baring's German equity research in Frankfurt. Ferrill began his career at JP Morgan, where he established the currency options trading department and advised corporate clients on foreign exchange markets. He graduated from Stanford University
(1980) with a degree in Economics and is a Chartered Financial Analyst.


G. "Rusty" Johnson III, CFA, (responsible for emerging markets portfolio management), a principal of the firm, is the research manager and a member of the investment committee. In 1987 he joined Jardine Fleming Research to concentrate on Asian equities. After three years in Hong Kong and two years in Bangkok, Rusty moved to Jardine Fleming's parent company, Robert Fleming, in New York as an institutional broker of Asian equities. He spent an additional year in institutional equity sales in New York with Peregrine Securities before joining Harding Loevner in 1994.

                             SHAREHOLDER INFORMATION

DETERMINATION OF NET ASSET VALUE

The "net asset value" per share of each Portfolio is calculated as of the close of business on days when the New York Stock Exchange is open for business, (a "Business Day"). Each Portfolio determines its net asset value per share by subtracting that Portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio's investments and other assets and dividing the result by the total outstanding shares of the Portfolio.

The foreign securities in the Portfolios may trade in their primary markets on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio may change on days when shareholders will not be able to buy or sell their shares.

For purposes of calculating each Portfolio's net asset value, securities are valued as follows:

         o all portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at their last sale price, or if there are no trades, at the latest bid price;
         o deposits and repurchase agreements are valued at their cost plus accrued interest unless Harding Loevner determines in good faith, under procedures established by and under the general supervision of the Fund's Board of Directors, that such value does not approximate the fair value of such assets;
         o U.S. securities listed or traded on an exchange are valued at their last sale price on that exchange, or if there are no trades, at the mean between the latest bid and asked prices;
         o Non-U.S. securities listed or traded on an exchange are valued at their last sale price on that exchange on the current day, or if there are no trades on that day, at the most recent sale price available on that exchange;
         o securities that are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market;
         o short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument; and

         o the value of other assets for which market quotations are not readily available will be determined in good faith by Harding Loevner at fair value under procedures established by and under the general supervision of the Fund's Board of Directors. Securities mainly traded on a foreign exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time the value was determined, the Board of Directors or its delegate might adjust the fair market value. Quotations of foreign securities denominated in a foreign currency are converted to a U.S. dollar-equivalent at exchange rates obtained from an automated pricing service at 4:00 p.m. EST at the bid price, except for the Royal Currencies (United Kingdom, Ireland, European Currency Unit, Australia and New Zealand), which are valued at the ask price.


PURCHASE AND REDEMPTION OF SHARES

PURCHASES. There is no sales charge imposed by the Fund. The minimum initial investment in any Portfolio of the Fund is $100,000; additional purchases or redemptions may be of any amount. Institutions may satisfy the minimum investment by aggregating their fiduciary accounts. Each Portfolio reserves the right to waive the minimum initial investment. When a shareholder's account balance falls below $100,000 due to redemption, a Portfolio may close the account. Such shareholders will be notified if the minimum account balance is not being maintained and will be allowed 60 days to make additional investments before the account is closed.

The Fund has authorized one or more brokers to receive purchase orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on a Portfolio's behalf. A Portfolio will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized agent receives the order in proper form. Share purchase orders placed through an authorized broker or the broker's authorized designee will be priced at the Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized designee. With respect to purchases of Portfolio shares through certain brokers: 1) a broker may charge transaction fees, 2) duplicate mailings of Fund material to shareholders who reside at the same address may be eliminated, and 3) the minimum initial investment through certain brokers may be less than a direct purchase with a Portfolio.

The offering of shares of a Portfolio is continuous and purchases of shares of a Portfolio may be made on any Business Day. The Portfolios offer shares at a public offering price equal to the net asset value next determined after receipt of a purchase order.


Purchases of shares must be made by wire transfer of Federal funds. Quasar Distributors, LLC ("Quasar") serves as exclusive distributor of shares of the Fund's Portfolios. Share purchase orders are effective on the date when Quasar receives a completed Account Application Form (and other required documents) and Federal funds become available to the Fund in the Fund's account with Investors Bank & Trust Company (the "Transfer Agent") as set forth below. The shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions are:


                   INVESTORS BANK & TRUST COMPANY, BOSTON, MA
                                ABA#: 011-001-438
                      ACCOUNT NAME: HLF - PURCHASE ACCOUNT
                              ACCOUNT #: 933333333
         REFERENCE: HARDING, LOEVNER FUNDS, INC. - (DESIGNATE PORTFOLIO)

In order to purchase shares on a particular Business Day, a purchaser must call the Transfer Agent at 1-877-435-8105 as soon as possible, but no later than 4:00 p.m. Eastern Standard Time, to inform the Fund of the incoming wire transfer and must clearly indicate which Portfolio is to be purchased. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives notification after the above-mentioned cut-off times, or if the Transfer Agent does not receive Federal funds, such purchase order shall be executed as of the date that Federal funds are received.

The Fund reserves the right in its sole discretion (i) to suspend or modify the offering of a Portfolio's shares, (ii) to reject purchase orders, and (iii) to modify or eliminate the minimum initial investment in Portfolio shares. Purchase orders may be refused if, for example, they are of a size that could disrupt management of a Portfolio.

REDEMPTIONS. The Fund will redeem all full and fractional shares of a Portfolio upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If the Transfer Agent receives such notice by the close of business (normally 4:00 p.m. Eastern Standard Time) on any Business Day, the redemption will be effective on the date of receipt. Payment will be made by wire within one to seven days from the date of receipt. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off times, the redemption notice will be deemed received as of the next Business Day.

The Fund has authorized one or more brokers to receive, on its behalf, redemption orders. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Fund's behalf. A Portfolio will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized agent receives the order in proper form. Share redemption orders placed through an authorized broker or the broker's authorized designee will be priced at the Portfolio's Net Asset Value next computed after they are received in good order by an authorized broker or the broker's authorized designee.

A redemption fee of 2% of the value of the shares redeemed will be imposed on shares in a Portfolio redeemed 90 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Portfolios or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Portfolio.

Other than the redemption fee assessed on short-term trading, as described above, there is no charge imposed by the Fund to redeem shares of the Fund; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the amount such shareholder has invested in the Fund.

To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number. Shares that are redeemed prior to the record date do not receive dividends.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by writing to Investors Bank with a signature guaranteed by a national bank which is a member firm of any national or regional securities exchange (a "Signature Guarantee"). If the guarantor institution belongs to a Medallion Signature Program, it must use the specific Medallion "Guaranteed" stamp. Notarized signatures are not sufficient. Further documentation may be required when Investors Bank deems it appropriate.

A shareholder may request redemption by calling the Transfer Agent at 1-877-435-8105. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. The Fund or the Transfer Agent employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. If either the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

EXCHANGE PRIVILEGE. Shares of each Portfolio may be exchanged for shares of another Portfolio based on the respective net asset values of the shares involved in the exchange, assuming that shareholders wishing to exchange shares reside in states where these mutual funds are qualified for sale. The Fund's Portfolio minimum amounts of $100,000 would still apply. An exchange order is treated the same as a redemption (on which any taxable gain or loss may be realized) followed by a purchase. Investors who wish to make exchange requests should telephone the Transfer Agent 1-877-435-8105.

DIVIDENDS

Each Portfolio will declare and pay a dividend from its net investment income, and distributions from its realized net short-term and net long-term capital gains, if any, at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such dividends and distributions, short-term or long-term capital gains in additional shares of the Portfolio at the net asset value on the ex-date of the dividends or distributions.

TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in a Portfolio, including the status of distributions from each Portfolio under applicable state or local law.

FEDERAL INCOME TAXES. Each Portfolio intends to distribute all of its taxable income by automatically reinvesting such amount in additional shares of the Portfolio and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form, to receive cash payments for such distributions. Shareholders receiving distributions from the Fund in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends paid by a Portfolio from its investment company taxable income (including interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income, whether received in cash or in additional Fund shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of a Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

STATE AND LOCAL TAXES. A Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business.

Portfolio distributions may be subject to state and local taxes. Distributions of a Portfolio which are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in a Portfolio.

SHAREHOLDER INQUIRIES

Inquiries concerning the Fund may be made by writing to Harding, Loevner Funds, Inc., c/o Investors Bank & Trust, 200 Clarendon Street, OPS 22, Boston, Massachusetts 02117-9130 or by calling the Fund (toll-free) at 1-877-435-8105.

                           DISTRIBUTION OF FUND SHARES

Shares of the Fund are distributed by Quasar pursuant to a Distribution Agreement (the "Distribution Agreement") effective as of October 1, 2001 between the Fund and Quasar. No fees are payable by the Fund pursuant to the Distribution Agreement.

                    PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS


Each of the International Equity Portfolio, Global Equity Portfolio, Multi-Asset Global Portfolio and Emerging Markets Portfolio have the same investment objective, policies and strategies as existing private accounts that are managed by Harding Loevner ("Managed Accounts"). The Managed Accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended.

The historical performance of the Managed Accounts is presented below. Investors should not consider the performance of the Managed Accounts as an indication of the future performance of a Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by each Managed Account, and not those paid by the Portfolio. Each Portfolio's fees and expenses are higher than those of the Managed Accounts, therefore if the Portfolio's fees and expenses were taken into consideration, the performance of the Managed Accounts would be lower than stated below. The Managed Accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended. The returns shown below reflect the reinvestment of dividends and distributions, and were calculated in the same manner that is used by each Portfolio to calculate its own performance.(1) The following table shows average annual total returns of the Managed Accounts for the stated periods ending December 31, 2001, as well as a comparison with the performance of applicable benchmark(s).(2)


INTERNATIONAL EQUITY PERFORMANCE SUMMARY

                         Average Annual Total Return (%)
-------------------------------------------------------------------------------------------------

                                              One Year    Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------------------------
International Equity                           -17.9           1.4           2.0           8.8
-------------------------------------------------------------------------------------------------
MSCI All Country World Free ex-US Index        -19.7          -3.6           0.8           4.6
-------------------------------------------------------------------------------------------------
MSCI EAFE Index                                -21.2          -4.8           1.2           4.8

-------------------------------------------------------------------------------------------------

GLOBAL EQUITY PERFORMANCE SUMMARY

                         Average Annual Total Return (%)
-------------------------------------------------------------------------------------------------

                                              One Year    Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------------------------
Global Equity                                  -15.5           5.4           5.5           9.0
-------------------------------------------------------------------------------------------------
MSCI All Country World Free Index              -16.2          -2.8           5.2           8.1

-------------------------------------------------------------------------------------------------

MULTI-ASSET GLOBAL PERFORMANCE SUMMARY

                         Average Annual Total Return (%)
-------------------------------------------------------------------------------------------------

                                              One Year    Three Years    Five Years     Ten Years
-------------------------------------------------------------------------------------------------
Multi-Asset Global Equity                       -5.9           4.0           6.2           9.6
-------------------------------------------------------------------------------------------------
Constructed Global Balanced Index              -10.0          -1.7           4.3           7.2

-------------------------------------------------------------------------------------------------


EMERGING MARKETS PERFORMANCE SUMMARY

                         Average Annual Total Return (%)
------------------------------------------------------------------------------------
                                                                            Since
                                              One Year    Three Years     Inception(3)
------------------------------------------------------------------------------------
Emerging Markets                                 1.3         16.1            15.3
------------------------------------------------------------------------------------
MSCI Emerging Markets Free Index                -2.6          4.1             3.5

------------------------------------------------------------------------------------

--------------------
(1) Returns shown are in US$ and include the effect of foreign currency exchange rates. Returns are presented after reduction due to brokerage commissions and actual management fees paid but before reduction due to custodial charges and foreign withholding taxes.


(2) MSCI All Country World Free ex-US Index is an unmanaged index of equity securities which includes all developed and emerging markets in the MSCI universe of 48 countries, excluding the US, with Free versions of countries where they exist. MSCI EAFE Index is an unmanaged index of more than 900 securities listed on the stock exchanges of countries in Europe,
    Australia and the Far East compiled by MSCI. MSCI All Country World Free Index is an unmanaged index of equity securities which includes all developed and emerging markets in the MSCI universe of 49 countries, with Free versions of countries where they exist. Constructed Global
    Balanced Index is an unmanaged index comprised of the weighted sum of 60% MSCI All Country
    World Free Index (described above) and 40% Salomon World Government Bond Index, which is an unmanaged index of global fixed income securities compiled by Salomon Brothers and calculated by applying full market capitalization weights for the constituent securities. MSCI Emerging
    Markets Free Index is an unmanaged index of equity securities which includes all emerging markets in the MSCI universe of 26 countries, with Free versions of countries where they exist.

(3) Inception Date: 11/30/1998.


                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions.) This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the annual report, which is incorporated by reference in this Prospectus and the SAI. The semi-annual and audited annual reports are available by following the instructions on the back cover of this Prospectus.

HARDING, LOEVNER FUNDS, INC.
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 INTERNATIONAL EQUITY PORTFOLIO
                                                      -----------------------------------------------------------------------------
                                                          FOR             FOR             FOR             FOR             FOR
                                                        THE YEAR        THE YEAR        THE YEAR        THE YEAR        THE YEAR
                                                          ENDED           ENDED           ENDED           ENDED           ENDED
                                                      OCT. 31, 2001   OCT. 31, 2000   OCT. 31, 1999   OCT. 31, 1998   OCT. 31, 1997
                                                      -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                        $15.22          $15.50          $11.62          $11.79          $11.61
                                                          ------          ------          ------          ------          ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                                     0.09            0.09            0.10            0.14            0.13
  Net realized and unrealized gain (loss) on
    investments and foreign currency-related
    transactions                                           (3.61)           0.36            3.97           (0.13)           0.05(a)
                                                          ------          ------          ------          ------          ------
Net increase (decrease) from investment operations         (3.52)           0.45            4.07            0.01            0.18
                                                          ------          ------          ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     --             (0.13)          (0.18)          (0.11)          (0.00)(b)
  Excess of net investment income                           --             (0.10)           --              --              --
  Net realized gain from investments and foreign
    currency related transactions                          (1.15)          (0.50)          (0.01)          (0.03)           --
  Excess of net realized gain on investments and
    foreign currency-related transactions                   --              --              --             (0.04)           --
                                                          ------          ------          ------          ------          ------
Total distributions                                        (1.15)          (0.73)          (0.19)          (0.18)          (0.00)
                                                          ------          ------          ------          ------          ------
NET ASSET VALUE, END OF YEAR                              $10.55          $15.22          $15.50          $11.62          $11.79
                                                          ======          ======          ======          ======          ======
TOTAL RETURN                                              (24.99)%          2.18%          35.46%           0.06%           1.57%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                       $283,721        $349,046        $328,473        $326,056        $387,304
  Ratio of net operating expenses to average
    net assets                                              1.00%           0.99%           1.00%           1.00%           1.00%
  Ratio of net investment income, to average
    net assets                                              0.63%           0.45%           0.75%           1.14%           1.07%
  Decrease reflected in above expense ratios due to
    waiver of investment advisory and administration
    fees, and reimbursement of other expenses               0.05%          - (c)            0.04%           0.04%           0.06%
  Portfolio turnover rate                                     46%             49%             35%             33%             31%

(a) Includes the effect of net realized gains prior to a significant increase in shares outstanding.
(b) Rounds to less than $0.01.
(c) Rounds to less than 0.01%.

See Notes to Financial Statements


HARDING, LOEVNER FUNDS, INC.
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 GLOBAL EQUITY PORTFOLIO
                                                      -----------------------------------------------------------------------------
                                                          FOR             FOR             FOR             FOR             FOR
                                                        THE YEAR        THE YEAR        THE YEAR        THE YEAR        THE YEAR
                                                          ENDED           ENDED           ENDED           ENDED           ENDED
                                                      OCT. 31, 2001   OCT. 31, 2000   OCT. 31, 1999   OCT. 31, 1998   OCT. 31, 1997*
                                                      -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                        $21.81          $20.00          $16.16          $18.70          $17.58(a)
                                                          ------          ------          ------          ------          ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                                     0.04            0.03            0.05            0.20            0.19
  Net realized and unrealized gain (loss) on
    investments and foreign currency-related
    transactions                                           (4.49)           3.89            3.79           (0.55)           0.94
                                                          ------          ------          ------          ------          ------
  Net increase (decrease) from investment
    operations                                             (4.45)           3.92            3.84           (0.35)           1.13
                                                          ------          ------          ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     --             (0.03)           --             (0.25)          (0.01)
  Excess of net investment income                           --             (0.13)           --              --              --
  Net realized gain from investments and foreign
    currency related transactions                          (2.28)          (1.95)           --             (1.94)           --
                                                          ------          ------          ------          ------          ------
Total distributions                                        (2.28)          (2.11)           --             (2.19)          (0.01)
                                                          ------          ------          ------          ------          ------
NET ASSET VALUE, END OF YEAR                              $15.08          $21.81          $20.00          $16.16          $18.70
                                                          ======          ======          ======          ======          ======
TOTAL RETURN                                              (22.77)%         19.66%          23.76%          (2.46)%          6.45%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                        $18,524         $25,089         $21,087         $30,763         $64,882
  Ratio of net operating expenses to average
    net assets                                              1.25%           1.25%           1.25%           1.25%           1.25%(c)
  Ratio of net investment income, to average
    net assets                                              0.24%           0.10%           0.65%           0.86%           1.05%(c)
  Decrease reflected in above expense ratios due
    to waiver of investment advisory and
    administration fees, and reimbursement of other
    expenses                                                0.22%           0.23%           0.32%           0.11%           0.12%(c)
  Portfolio turnover rate                                     50%             57%             44%             67%             39%(b)

  * Commencement of Operations was December 1, 1996 following a tax free merger with GELP which was formed on September 27, 1991.
(a) The beginning net asset value of the portfolio was equal to the total Net Asset Value, as converted, of the outstanding
    Partnership Units of Harding, Loevner Management L.P.'s - Global Equity Limited Partnership ("GELP") as of November 30, 1996.
(b) Not annualized.
(c) Annualized.

See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------------

                                                                              MULTI-ASSET GLOBAL PORTFOLIO
                                                      -----------------------------------------------------------------------------
                                                          FOR             FOR             FOR             FOR             FOR
                                                        THE YEAR        THE YEAR        THE YEAR        THE YEAR        THE YEAR
                                                          ENDED           ENDED           ENDED           ENDED           ENDED
                                                      OCT. 31, 2001   OCT. 31, 2000   OCT. 31, 1999   OCT. 31, 1998   OCT. 31, 1997*
                                                      -------------   -------------   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                        $12.53          $12.28          $11.41          $11.26          $10.00
                                                          ------          ------          ------          ------          ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income 0.35 0.35 0.28 0.52 0.25
  Net realized and unrealized gain (loss) on
    investments and foreign currency-related
    transactions                                           (1.34)           0.77            1.04            0.09            1.04
                                                          ------          ------          ------          ------          ------
Net increase (decrease) from investment operations         (0.99)           1.12            1.32            0.61            1.29
                                                          ------          ------          ------          ------          ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (0.28)          (0.36)          (0.30)          (0.26)          (0.03)
  Net realized gain from investments and foreign
    currency-related transactions                          (0.59)          (0.51)          (0.15)          (0.20)             -
                                                          ------          ------          ------          ------          ------
Total distributions                                        (0.87)          (0.87)          (0.45)          (0.46)          (0.03)
                                                          ------          ------          ------          ------          ------
NET ASSET VALUE, END OF YEAR                              $10.67          $12.53          $12.28          $11.41          $11.26
                                                          ======          ======          ======          ======          ======
TOTAL RETURN                                               (8.64)%          9.05%          11.84%           5.53%          12.92%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                         $3,975          $7,226          $6,599          $6,327          $5,175(b)
  Ratio of net operating expenses to average net
    assets                                                  1.25%           1.25%           1.25%           1.25%           1.25%(b)
  Ratio of net investment income, to average net
    assets                                                  2.34%           2.39%           2.32%           2.58%           2.50%(b)
  Decrease reflected in above expense ratios due to
    waiver of investment advisory and
    administration fees, and reimbursement of
    other expenses                                          0.56%           0.60%           0.91%           0.71%           0.92%(b)
  Portfolio turnover rate                                     61%             41%             31%             29%             36%(a)

  * Commencement of Operations was November 1, 1996.
(a) Not annualized.
(b) Annualized.

See Notes to Financial Statements

HARDING, LOEVNER FUNDS, INC.
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------------

                                                                                              EMERGING MARKETS PORTFOLIO
                                                                                   ----------------------------------------------
                                                                                       FOR             FOR             FOR
                                                                                     THE YEAR        THE YEAR        THE YEAR
                                                                                       ENDED           ENDED           ENDED
                                                                                   OCT. 31, 2001   OCT. 31, 2000   OCT. 31, 1999*
                                                                                   -------------   -------------   -------------
PER SHARE DATA
NET ASSET VALUE, BEGINNING OF YEAR                                                    $14.89           $13.68         $10.00
                                                                                      ------           ------         ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                                                          0.01            (0.05)          0.03
  Net realized and unrealized gain (loss) on investments and foreign
    currency-related transactions                                                      (1.89)            1.79           3.65
                                                                                      ------           ------         ------
Net increase (decrease) from investment operations                                     (1.88)            1.74           3.68
                                                                                      ------           ------         ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Excess of net investment income                                                       --              (0.02)          --
  Net realized gain from investments and foreign currency-related transactions         (1.13)           (0.51)          --
                                                                                      ------           ------         ------
Total distributions                                                                    (1.13)           (0.53)          --
                                                                                      ------           ------         ------
NET ASSET VALUE, END OF YEAR                                                          $11.88           $14.89         $13.68
                                                                                      ======           ======         ======
TOTAL RETURN                                                                          (13.48)%          12.18%         36.80%(a)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's)                                                     $2,731           $2,575         $1,534
  Ratio of net operating expenses to average net assets                                 1.75%            1.75%          1.75%(b)
  Ratio of net investment income (loss), to average net assets                          0.08%           (0.39)%         0.24%(b)
  Decrease reflected in above expense ratios due to waiver of investment
    advisory and administration fees, and reimbursement of other expenses               1.15%            1.08%          4.14%(b)
  Portfolio turnover rate                                                                 38%              28%            53%(a)

  * Commencement of Operations was November 9, 1998.
(a) Not annualized.
(b) Annualized.

See Notes to Financial Statements

              AVAILABILITY OF ADDITIONAL INFORMATION ABOUT THE FUND


The SAI, dated March 1, 2002, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. In the Fund's semi-annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the first two fiscal quarters of the fiscal year.

The SAI and the Fund's annual and semi-annual reports are available upon request, free of charge, by calling 1-877-435-8105, or by writing to the following address:


HARDING, LOEVNER FUNDS, INC.
C/O INVESTORS BANK & TRUST
200 CLARENDON STREET, OPS 22
BOSTON, MA  02116

The SAI is also available on Harding Loevner's Internet site at http://www.hardingloevner.com.


Information about the Fund (including the SAI and the Fund's annual and semi-annual reports) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are also available on the Commission's Internet site at http://www.sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. A duplication fee will be applied to written requests and needs to be paid at the time your request is submitted.

                                                         Investment Company Act
                                                           file number 811-7739

                       STATEMENT OF ADDITIONAL INFORMATION

                          HARDING, LOEVNER FUNDS, INC.

                         INTERNATIONAL EQUITY PORTFOLIO
                             GLOBAL EQUITY PORTFOLIO
                          MULTI-ASSET GLOBAL PORTFOLIO
                           EMERGING MARKETS PORTFOLIO


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated March 1, 2002, (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "SEC") and can be obtained, without charge, by writing to Harding, Loevner Funds, Inc. at 200 Clarendon Street, OPS 22, Boston, Massachusetts 02116, or by calling the Fund toll-free at 1-877-435-8105. This Statement of Additional Information incorporates by reference the Prospectus.

                                  MARCH 1, 2002

                                TABLE OF CONTENTS
                                                                     PAGE
                                                                     ----
Organization of the Fund.......................................       3

Supplemental Investment Techniques.............................       3

Discussion of Supplemental Risks...............................       10

Investment Restrictions........................................       13

Management of the Fund.........................................       14

Control Persons and Principal Holders of Securities............       16

Investment Adviser.............................................       19

Distribution of Fund Shares....................................       20

Administrator..................................................       21

Portfolio Transactions.........................................       21

Capital Stock Information .....................................       22

Net Asset Value................................................       22

Tax Considerations.............................................       22

Shareholder Information........................................       27

Calculation of Performance Data................................       28

Transfer Agent.................................................       28

Custodian......................................................       29

Independent Auditors...........................................       29

Counsel  ......................................................       29

Financial Statements...........................................       29

Appendix - Ratings Descriptions................................       30

                            ORGANIZATION OF THE FUND


Harding, Loevner Funds, Inc. (the "Fund") is a no-load, open-end management investment company established as a Maryland corporation on July 31, 1996. Harding, Loevner Management, L.P. ("Harding Loevner") serves as investment adviser to the Fund. The Fund currently has four separate diversified portfolios, each of which has distinct investment objectives and policies. There is no sales charge for purchase of shares. Shares of each Portfolio may be purchased through Quasar Distributors, LLC ("Quasar"), the Fund's distributor. The minimum initial investment in any Portfolio is $100,000. Additional investments or redemptions may be of any amount.


                       SUPPLEMENTAL INVESTMENT TECHNIQUES

Information concerning the Portfolios' supplemental investment techniques is set forth below.

Zero Coupon and Discount Debt Securities. The Emerging Markets Portfolio and the Multi-Asset Global Portfolio may invest in zero coupon securities and convertible debt or other debt securities acquired at a discount. A portion of the Portfolio's sovereign debt securities may be acquired at a discount. The Portfolio will purchase such securities only to the extent consistent with the Portfolio's investment objectives.

Foreign Governments and International and Supranational Agency Securities. The Portfolios may purchase debt obligations issued or guaranteed by foreign governments or their subdivisions, agencies and instrumentalities, and debt obligations issued or guaranteed by international agencies and supranational entities.

Convertible Securities. The Portfolios may invest in convertible preferred and debt securities which are securities that may be converted into or exchanged for, at either a stated price or stated rate, underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible fixed income securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Foreign Currency Transactions. The Portfolios do not hedge foreign currency exposure, except on rare occasions when Harding Loevner has a strong view on the prospects for a particular currency or when hedging is desirable to improve portfolio diversification. Each Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. Each Portfolio will segregate cash or liquid portfolio securities in an amount at all times equal to or exceeding their commitment with respect to contracts that are not part of a designated hedge.


U.S. Treasury and other U.S. Government and Government Agency Securities. Each Portfolio may purchase securities issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States ("U.S. Government Securities"). Each Portfolio also may purchase securities issued by a U.S. Government-sponsored enterprise or federal agency that is supported either by its ability to borrow from the U.S. Treasury (e.g., Sallie Mae) or by its own credit standing (e.g., Fannie Mae). U.S. Government Securities include instruments issued by the U.S. Treasury, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government Securities include securities issued by instrumentalities of the U.S. Government, such as Ginnie Mae, which are also backed by the full faith and credit of the United States. U.S. Government Agency Securities include instruments issued by instrumentalities established or sponsored by the U.S. Government, such as Sallie Mae, Fannie Mae and Freddie Mac. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities.


Inflation-Indexed Securities. Each Portfolio may invest in securities with a nominal return linked to the inflation rate from bond markets worldwide such as the U.S. Treasury Department's "inflation-protection" issues. The initial issues are ten-year notes which are issued quarterly. Other maturities will be added at a later date. The principal is adjusted for inflation (payable at maturity) and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers ("CPI-U"). These securities may also be eligible for coupon stripping under the U.S. Treasury "STRIPS" program.

Corporate Debt Instruments. Each Portfolio may purchase commercial paper, short-term notes and other obligations of U.S. and foreign corporate issuers meeting the Portfolio's credit quality standards (including variable rate notes). Other than the allowable 20% of a Portfolio's total assets invested in below-investment grade convertible and other debt securities, all investments in corporate debt instruments will be rated at least "BBB" or "A-1" (in the case of commercial paper) by Standard & Poor's Rating Service ("S&P"), "Baa" or "P-1" (in the case of commercial paper) by Moody's Investors Service, Inc. ("Moody's"), or of comparable quality as determined by Harding Loevner.

Bank Obligations. The Fund limits its investments in U.S. (domestic) bank obligations to obligations of U.S. banks that in Harding Loevner's opinion meet sufficient creditworthiness criteria. Domestic bank obligations are defined as instruments issued by: U.S. (domestic) banks; U.S. branches of foreign banks, if such branches are subject to the same regulation as U.S. banks; and foreign branches of U.S. banks. However, Harding Loevner must determine that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the U.S. parent bank, in that the U.S. parent bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments. The Fund limits its investments in foreign bank obligations to obligations of foreign banks (including U.S. branches of foreign banks) that, in the opinion of Harding Loevner, are of an investment quality comparable to obligations of U.S. banks in which each Portfolio may invest. Each Portfolio may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, letters of credit, bank notes, deposit notes, Eurodollar or Yankeedollar time deposits, Eurodollar or Yankeedollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes and custodial receipts. Other than the allowable 20% of a Portfolio's total assets invested in below-investment grade convertible and other debt securities, all investments in bank obligations will be rated "A" by Thomson Bankwatch or similarly rated by Fitch IBCA, Inc., or of comparable quality as determined by Harding Loevner.

Brady Bonds. Each Portfolio, subject to limitations, may invest in "Brady Bonds," which are debt securities issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness under a plan announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

Each Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter. Brady Bonds which have been issued to date are rated BB or B by S&P or Ba or B by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by Harding Loevner to be of comparable quality.

Derivatives. The Portfolios are authorized to use various hedging and investment strategies described below to hedge broad or specific market movements, or to seek to increase the Portfolios' income or gains. The Portfolios may purchase and sell (or write) exchange-listed and over-the-counter ("OTC") put and call options on securities, financial futures contracts, equity indices and other financial instruments and enter into financial futures contracts (collectively, these transactions are referred to in this Statement of Additional Information as "Derivatives").

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Portfolio resulting from securities market movements to protect the Portfolio's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Portfolio's income or gain. The Portfolios may use any or all types of Derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any Derivatives will be a function of numerous variables, including market conditions. The ability of a Portfolio to utilize Derivatives successfully will depend on, in addition to the factors described above, Harding Loevner's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Portfolio's securities. The Portfolios are not "commodity pools" (i.e., pooled investment vehicles which trade in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Portfolio may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Portfolio's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives will require that the Portfolio segregate cash, liquid high grade debt obligations or other assets to the extent the Portfolio's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

Futures Contracts. The Portfolios may use stock index futures contracts ("futures contracts") as a hedge against the effects of changes in the market value of the stocks comprising the relevant index. In managing its cash flows, a Portfolio may also use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement to purchase or sell a specified amount of designated securities for a set price at a specified future time. At the time the Portfolio enters into a futures transaction, it is required to make a performance deposit ("initial margin") of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually marked to market. The Portfolios will segregate cash, U.S. Government securities or other liquid obligations in an amount sufficient to meet its obligations under these transactions.

If the Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset in whole or in part, by a loss on the futures contract. If instead the Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Portfolio will experience gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits the Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Portfolio (e.g., purchases and redemptions of Portfolio shares). Under normal market conditions, futures contracts positions may be closed out on a daily basis.

U.S. futures contracts have been designed by exchanges which have been designated as "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolios may also enter into futures contracts that are based on securities that would be eligible investments for the Portfolios. The Portfolios may enter into contracts that are denominated in currencies other than the U.S. dollar.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

At the time a futures contract is purchased or sold, a Portfolio must allocate in cash or securities, an initial margin. Initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of a "variation margin" generally will be required, a process known as "marking to the market." Each day the Portfolio will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value from the preceding day.

Stock Index Options. The Portfolios may purchase or sell options on stock indices on U.S. and foreign exchanges or in the over-the-counter markets. An option on a stock index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Portfolios will segregate cash or other liquid portfolio securities in an amount sufficient to meet its obligations under these transactions.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements under which a bank or securities firm (that is a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of New York) agrees, upon entering into the contract, to sell U.S. Government Securities to a Portfolio and repurchase such securities from the Portfolio at a mutually agreed-upon price and date. Repurchase agreements will generally be restricted to those that mature within seven days. Securities subject to repurchase agreements will be held by the Company's custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. The Portfolios will engage in such transactions with parties selected on the basis of such party's creditworthiness and will enter into repurchase agreements only with financial institutions which are deemed by Harding Loevner to be in good financial standing. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the Portfolio to earn a return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the vendor becomes subject to a proceeding under the U.S. Bankruptcy Code or is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Reverse Repurchase Agreements. Each Portfolio may enter into reverse repurchase agreements under which a primary or reporting dealer in U.S. Government securities purchases U.S. Government Securities from a Portfolio and the Portfolio agrees to repurchase the securities at an agreed-upon price and date. The difference between the amount the Portfolio receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest. The Fund will maintain for each Portfolio a segregated custodial account containing cash or other appropriate liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase, including accrued interest, and will subsequently monitor the account to ensure such equivalent value is maintained until payment is made. Reverse repurchase agreements will generally be restricted to those that mature within seven days. The Portfolios will engage in such transactions with parties selected on the basis of such party's creditworthiness. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Portfolio may decline below the price of the securities at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements create leverage, a speculative factor, and will be considered as borrowings for the purposes of limitations on borrowings.

Warrants. The Portfolios may invest up to 10% of the value of their total assets (valued at the lower of cost or market) in warrants for equity securities, which are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

When-Issued Securities. The Portfolios may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Portfolios will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable.

When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will maintain in a segregated account cash and liquid, unencumbered securities having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the Portfolio will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Borrowing. Each Portfolio may borrow money temporarily from banks when (i) it is advantageous to do so in order to meet redemption requests, (ii) a Portfolio fails to receive transmitted funds from a shareholder on a timely basis, (iii) the custodian of the Fund fails to complete delivery of securities sold or (iv) a Portfolio needs cash to facilitate the settlement of trades made by the Portfolio. In addition, each Portfolio may, in effect, lend securities by engaging in reverse repurchase agreements and may, in effect, borrow money by doing so. Securities may be borrowed by engaging in repurchase agreements. See "Investment Restrictions."


Securities Lending. Although, the Fund has no current plans to do so, each Portfolio is authorized to lend securities from its investment portfolios, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions if it receives collateral in cash, U.S. Government Securities or other liquid investments which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. The loans will be terminable at any time by the Fund and the relevant Portfolio will then receive the loaned securities within five days. During the period of such a loan, the Portfolio receives the income on the loaned securities and a loan fee and may thereby increase its total return. A Portfolio continues to receive interest or dividends on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Portfolio normally pays lending fees and related expenses from the interest or dividends earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers which are approved by the Board of Directors and are deemed by Harding Loevner to be of good financial standing. A Portfolio may invest cash collateral it receives in connection with a loan of securities in securities of the U.S. Government and its agencies and other high quality short-term debt instruments. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of a Portfolio unless otherwise required by law.


Foreign Currency Hedging. The Portfolios may enter into forward foreign currency contracts (a "forward contract") and may purchase and write (on a covered basis) exchange-traded or over-the-counter options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts primarily to protect against a decrease in the U.S. dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. The Portfolios may at times hedge all or some portion of their currency exchange risk. Conditions in the securities, futures, options, and foreign currency markets will determine whether and under what circumstances a Portfolio will employ any of the techniques or strategies described below and in the section of the Prospectus entitled "Descriptions of Investments." A Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC and the federal tax requirements applicable to regulated investment companies (see "Tax Considerations").

Forward Contracts. Sale of currency for dollars under a forward contract establishes a price for the currency in dollars. Such a sale insulates returns from securities denominated in that currency from exchange rate fluctuations to the extent of the contract while the contract is in effect. A sale contract will be advantageous if the currency falls in value against the dollar and disadvantageous if it increases in value against the dollar. A purchase contract will be advantageous if the currency increases in value against the dollar and disadvantageous if it falls in value against the dollar.

The Portfolios may use forward contracts to insulate existing security positions against exchange rate movement ("position hedges") or to insulate proposed transactions against such movement ("transaction hedges"). For example, to establish a position hedge, a forward contract on a foreign currency might be sold to protect against the decline in the value of that currency against the dollar. To establish a transaction hedge, a foreign currency might be purchased on a forward basis to protect against an anticipated increase in the value of that currency against the dollar.

Options on Foreign Currencies. The Portfolios may purchase and sell (or write) put and call options on foreign currencies to protect against a decline in the U.S. dollar-equivalent value of their portfolio securities or payments due thereon or a rise in the U.S. dollar-equivalent cost of securities that they intend to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

Options on Futures Contracts. The Portfolios may purchase or sell options on futures contracts as an alternative to buying or selling futures contracts. Options on futures contracts are similar to options on the security underlying the futures contracts except that options on stock index futures contracts give the purchaser the right to assume a position at a specified price in a stock index futures contract at any time during the life of the option. The Portfolios will segregate cash, U.S. Government securities or other liquid obligations in an amount sufficient to meet its obligations under these transactions.

Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Regulations of the CFTC applicable to the Portfolios require that all of the Portfolios' futures and options on futures transactions constitute bona fide hedging transactions, except that a transaction need not constitute a bona fide hedging transaction entered into for other purposes if, immediately thereafter, the sum of the amount of initial margin deposits on a Portfolio's existing futures positions and premiums paid for related options would not exceed 5% of the value of the Portfolio's total assets.

Illiquid Securities. Although each of the Portfolios may invest up to 15% of the value of its net assets in illiquid assets, it is not expected that any Portfolio will invest a significant portion of its assets in illiquid securities. All repurchase agreements and time deposits maturing in more than seven days are treated as illiquid assets. A Portfolio also may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the
Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. Not all Rule 144A securities can be deemed liquid; Harding Loevner will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

                        DISCUSSION OF SUPPLEMENTAL RISKS

Information concerning risks associated with certain of the Portfolios' investments is set forth below.

Creditworthiness. In general, certain obligations which the Portfolios may invest in are subject to credit risks such as the loss of credit ratings or possible default. After purchase by a Portfolio of the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Portfolio. However, Harding Loevner will consider such event in its determination of whether a Portfolio should hold the security. To the extent that the ratings given by S&P or Moody's may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

Foreign Bank Obligations. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks generally are not subject to examination by any United States government agency or instrumentality. Also, investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities.

High Yield/High Risk Debt Securities. Each Portfolio may invest up to 20% of its assets in convertible securities and debt securities which are rated below investment-grade. Below investment grade securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories, and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. The market value of lower-rated debt securities tends to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated debt securities also tend to be more sensitive to general economic conditions than are higher-rated debt securities. See "Ratings Descriptions" in this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Economic downturns have disrupted in the past, and could disrupt in the future, the high yield market and have impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a Portfolio to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities also may involve special registration responsibilities, liabilities and costs. Prices for below investment-grade securities may also be affected by legislative and regulatory developments.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of Harding Loevner not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio's investment objective by investment in such securities may be more dependent on Harding Loevner's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, Harding Loevner will determine whether it is in the best interest of the Portfolio to retain or dispose of such security.

Foreign Currency Hedging. The success of currency hedging will depend on the ability of Harding Loevner to predict exchange rate fluctuations. Predicting such fluctuations is extremely difficult and thus the successful execution of a hedging strategy is highly uncertain. An incorrect prediction will cause poorer Portfolio performance than would otherwise be the case. Forward contracts that protect against anticipated losses have the corresponding effect of canceling possible gains if the currency movement prediction is incorrect.

Precise matching of forward contract amounts and the value of portfolio securities is generally not possible because the market value of the protected securities will fluctuate while forward contracts are in effect. Adjustment transactions are theoretically possible but time consuming and expensive, so contract positions are likely to be approximate hedges, rather than perfect hedges.

The cost to a Portfolio of engaging in foreign currency forward contracts will vary with factors such as the foreign currency involved, the length of the contract period, and the market conditions then prevailing, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. dollar. Furthermore, Harding Loevner may not be able to purchase forward contracts with respect to all of the foreign currencies in which a Portfolio's securities may be denominated. In those circumstances the correlation between the movements in the exchange rates of the subject currency and the currency in which the portfolio security is denominated may not be precise. Moreover, if the forward contract is entered into in an over-the-counter transaction, as will usually be the case, the Portfolio generally will be exposed to the credit risk of its counterparty. If the Portfolio enters into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange. Foreign exchanges may impose significant restrictions on the purchase, sale, or trading of such contracts, including the imposition of limits on price moves. Such limits may significantly affect the ability to trade such a contract or otherwise to close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that in general yield high rates of return may thus tend to reduce that rate of return toward the rate of return that would be earned on assets denominated in U.S. dollars.

Futures Contracts. Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to: (1) investors' obligations to meet additional variation margin requirements; (2) decisions to make or take delivery, rather than entering into offsetting transactions; and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortion means that a correct forecast of general market or foreign exchange rate trends still may not result in a successful transaction.

Although the Fund believes that the use of such contracts and options thereon will benefit the Portfolios, if predictions about the general direction of securities market movements or foreign exchange rates are incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon.

A Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although a Portfolio generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract to do so at a satisfactory price, the Portfolio would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that a Portfolio has sold and is unable to close out, the Portfolio would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses.

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with forward contracts on foreign currencies. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

Options on Foreign Currency. As in the case of other types of options, the benefit to a Portfolio deriving from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options that would require them to forego a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this movement does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Options on Futures Contracts. The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, a Portfolio will not purchase or write options on foreign currency futures contracts unless and until, in Harding Loevner's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not result in a loss.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL. The following fundamental investment restrictions apply to each Portfolio and may be changed with respect to a particular Portfolio only by the majority vote of that Portfolio's outstanding shares (which for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Accordingly, no Portfolio may:

(a) invest more than 5% of its total assets in securities of any one issuer, other than securities issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets;

(b) invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies or instrumentalities. Finance companies as a group are not considered a single industry for purposes of this policy;

(c) borrow money, except through reverse repurchase agreements or from a bank for temporary or emergency purposes in an amount not exceeding one third of the value of its total assets nor will the Portfolios borrow for leveraging purposes. In addition, although not a fundamental policy, the Portfolios will repay any money borrowed before any additional portfolio securities are purchased. See number (1) below for a further description regarding reverse repurchase agreements;

(d) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate and securities of companies that deal in real estate or mortgages) or real estate limited partnerships, or purchase or sell physical commodities or contracts relating to physical commodities; or

(e)  purchase or retain the securities of any open-end investment companies.

The above percentage limits are based upon current asset values at the time of the applicable transaction; accordingly, a subsequent change in asset or security values will not affect a transaction which was in compliance with the investment restrictions at the time such transaction was effected.

SUPPLEMENTAL.  In addition, none of the Portfolios may:

(1) issue senior securities (other than with respect to borrowing through the use of reverse repurchase agreements or from a bank for temporary or emergency purposes as set forth in the Prospectus under "Investment Restrictions.");

(2) make loans, except (a) through the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities, or (c) by lending securities to other parties, provided that no securities loan may be made, if, as a result, more than 33 1/3% of the value of its total assets would be lent to other parties;

(3) underwrite securities of other issuers;

(4) invest in companies for the purpose of exercising control or management;

(5) invest directly in interests in oil, gas or other mineral exploration or development programs or mineral leases; or

(6) invest more than 10% of its total assets in warrants.

Whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered when determining whether that investment complies with the Portfolio's investment policies and limitations.

Each Portfolio's investment objectives and other investment policies not designated as fundamental in this Statement of Additional Information are non-fundamental and may be changed at any time by action of the Board of Directors. Although a non-fundamental policy, each Portfolio may not purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                             MANAGEMENT OF THE FUND

Overall responsibility for management and supervision of the Fund rests with the Board of Directors. The Directors approve all significant agreements between the Fund and the persons and companies that furnish services to the Fund.


The Director who is an "Interested Person" of the Fund for purposes of the 1940 Act is listed below together with his positions with the Fund, a brief statement of his principal occupation during the past five years and any other directorships held:


-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                     NUMBER OF
                                                        TERM OF                                      PORTFOLIOS IN
                                                        OFFICE AND                                   FUND COMPLEX
                                         POSITION       LENGTH OF      PRINCIPAL OCCUPATION          OVERSEEN BY     OTHER
NAME, ADDRESS AND AGE                    WITH THE FUND  TIME SERVED    DURING PAST FIVE YEARS        DIRECTOR        DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------
David R. Loevner*                        Director,      Indefinite;    Harding, Loevner                    4         None
Harding, Loevner Management, L.P.        President      Director       Management, L.P., President
50 Division Street, Suite 401            and Chairman   since 1996     and CEO, 7/89 - present.
Somerville, NJ 08876                     of the Board
Age, 47
-----------------------------------------------------------------------------------------------------------------------------------
* David R. Loevner is an interested  person of the Fund because he serves as President  and CEO of Harding,  Loevner Management,
  L.P., the Fund's investment adviser.


Each Director who is not an "Interested Person" of the Fund for purposes of the 1940 Act is listed below together with his or her positions with the Fund, a brief statement of his or her principal occupation during the past five years and any other directorships held:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                              TERM OF                                       PORTFOLIOS IN
                                              OFFICE AND                                    FUND COMPLEX
                               POSITION       LENGTH OF       PRINCIPAL OCCUPATION          OVERSEEN BY
NAME, ADDRESS AND AGE          WITH THE FUND  TIME SERVED     DURING PAST FIVE YEARS        DIRECTOR          OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------------------------

R. Kelly Doherty               Director       Indefinite;     Cayman Partners (private             4          None
41 Post Road                                  Director        investment vehicle),
Bernardsville, NJ 07924                       since 1999      Managing Partner, 2/99 -
Age, 43                                                       present; Bankers Trust
                                                              Company, 1982 -
                                                              1/99, Vice
                                                              Chairman,
                                                              1997-1/99.
-----------------------------------------------------------------------------------------------------------------------------------
Jane A. Freeman                Director       Indefinite;     Scientific Learning                  4          None
c/o Scientific Learning                       Director        Corporation (Neuroscience
300 Frank Ogawa Plaza                         since 1996      Software), Chief Financial
Oakland, CA 94612                                             Officer, 1/00 - present;
Age, 48                                                       Treasurer and Vice
                                                              President, Finance &
                                                              Business Development, 9/99
                                                              - 1/00; Rockefeller & Co.,
                                                              Investment Manager, 1988 -
                                                              8/99.
-----------------------------------------------------------------------------------------------------------------------------------
Samuel R. Karetsky             Director       Indefinite;     European Investors Inc.,             4          None
European Investors Inc.                       Director        Managing Director, 11/98 -
717 Fifth Avenue, 10th Fl.                    since 1998      present; Samuel R. Karetsky
New York, NY  10022                                           L.L.C. (Consulting), 3/97 -
Age, 56                                                       10/98; Morgan Stanley &
                                                              Co., Managing Director,
                                                              6/95 - 3/97.
-----------------------------------------------------------------------------------------------------------------------------------
Carl W. Schafer                Director       Indefinite;     The Atlantic Foundation              4          Roadway Express,
66 Witherspoon Street                         Director        (Oceanographic Research),                       Inc.; Frontier Oil
Princeton, NJ  08542                          since 1996      President, 1990-present.                        Corp.; Labor Ready,
Age, 66                                                                                                       Inc.; Nutraceutix
                                                                                                              Inc., Electronic
                                                                                                              Clearing Inc., The
                                                                                                              Paine Webber and
                                                                                                              Guardian Groups of
                                                                                                              Mutual Funds, Harbor
                                                                                                              Br. Inst. Inc.,
                                                                                                              Hamilton and Co.,
                                                                                                              The Johnson Atelier
                                                                                                              and Sch. Sculpture;
                                                                                                              The Barbury Fund;
                                                                                                              William Sword & Co.,
                                                                                                              Inc.
-----------------------------------------------------------------------------------------------------------------------------------

Each Director who is not an "Interested Person" of the Fund for purposes of the 1940 Act serves on the Audit Committee of the Fund. The function of the Audit Committee is to (i) oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (ii) oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof, and (iii) act as a liaison between the Fund's independent auditor and the full Board. The Audit Committee met twice during the fiscal year ended October 31, 2001.

The Officers of the Fund are listed below together with their respective positions with the Fund and a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Fund:

---------------------------------------------------------------------------------------------------------------
                                        POSITION WITH    TERM OF OFFICE    PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                   THE FUND         AND LENGTH OF     DURING PAST FIVE YEARS
                                                         TIME SERVED
---------------------------------------------------------------------------------------------------------------
Susan C. Mosher                         Secretary        1 year;           Investors Bank & Trust
Investors Bank & Trust Company                           Secretary since   Company, Director and
200 Clarendon Street                                     1999              Counsel, 1995 - present.
Boston, MA 02116
Age, 47
---------------------------------------------------------------------------------------------------------------
Timothy F. Osborne                      Treasurer        1 year;           Investors Bank & Trust
Investors Bank & Trust Company                           Treasurer since   Company, Director, 1997 -
200 Clarendon Street                                     1999              present; Manager, 1995 -1997.
Boston, MA 02116
Age, 35
---------------------------------------------------------------------------------------------------------------
Richard Reiter                          Assistant        1 year;           Harding, Loevner Management,
Harding, Loevner Management, L.P.       Secretary        Assistant         L.P.,  Portfolio Manager 1/01
50 Division Street, Suite 401                            Secretary since   - present; Product
Somerville, NJ 08876                                     1996              Information Manager, 4/96 -
Age, 36                                                                    12/00.
---------------------------------------------------------------------------------------------------------------
John M. DelPrete                        Assistant        1 year;           Investors Bank & Trust
Investors Bank & Trust Company          Secretary        Assistant         Company, Senior Associate
200 Clarendon Street                                     Secretary since   Counsel, 1997 - present
Boston, MA 02116                                         2000
Age, 33
---------------------------------------------------------------------------------------------------------------

There is no family relationship between any of the Directors or officers listed above.

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Director in the Fund's Portfolios as of December 31, 2001.

---------------------------------------------------------------------------------------------------------------
                                                                             AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL
                                                                             REGISTERED INVESTMENT
                         DOLLAR RANGE OF                                     COMPANIES OVERSEEN BY DIRECTOR
                         EQUITY SECURITIES                                   IN FAMILY OF INVESTMENT
NAME OF DIRECTOR         IN THE FUND                                         COMPANIES
---------------------------------------------------------------------------------------------------------------
David Loevner            International Equity Portfolio:  over $100,000      Over $100,000
                         Global Equity Portfolio: over $100,000
                         Multi-Asset Global Portfolio: over $100,000
                         Emerging Markets Portfolio: over $100,000
---------------------------------------------------------------------------------------------------------------
R. Kelly Doherty         International Equity Portfolio:  over $100,000      Over $100,000
                         Emerging Markets Portfolio: over $100,000
---------------------------------------------------------------------------------------------------------------
Jane A. Freeman          International Equity Portfolio: over $100,000       Over $100,000
                         Global Equity Portfolio: $10,001 to $50,000
                         Multi-Asset Global Portfolio: $10,001 to $50,000
---------------------------------------------------------------------------------------------------------------
Samuel R. Karetsky       International Equity Portfolio: over $100,000       Over $100,000
---------------------------------------------------------------------------------------------------------------
Carl W. Schafer                                 None                                      None
---------------------------------------------------------------------------------------------------------------

The investment advisory agreement was initially approved for each Portfolio by the Board of Directors, including a majority of the Directors who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Directors"), on October 14, 1996. The investment advisory agreement was most recently approved by a majority of the non-interested Directors on September 26, 2001. In making the determination to approve the investment advisory agreement, the Board considered the capability of the Adviser to provide advisory services, the reasonableness of the advisory fees in relation to the services provided and the advisory fees paid by other comparable mutual funds. The Board also considered the profitability to the Adviser, economies of scale and comparative performance of similar mutual funds. Based on these considerations, the Board concluded that the terms of the investment advisory agreement were fair and reasonable with respect to the Fund, were in the best interests of the Fund's shareholders, and were similar to those which could have been obtained through arm's length negotiations.

No employee of Harding Loevner or Investors Bank & Trust Company ("Investors Bank") receives any compensation from the Fund for acting as an officer or director of the Fund. The Fund pays each director who is not a director, officer or employee of Harding Loevner, Investors Bank, or any of their affiliates, a fee of $1,000 for each meeting attended, and each of the Directors receives an annual retainer of $10,000 which is paid in quarterly installments at the end of each quarter. Directors and officers of the Fund collectively owned less than 1% of each Portfolio's outstanding shares as of February 1, 2002.


By virtue of the responsibilities assumed by Harding Loevner, Investors Bank and First Fund and their affiliates under their respective agreements with the Fund, the Fund itself requires no employees in addition to its officers.


                     DIRECTOR'S COMPENSATION EARNED DURING FISCAL YEAR ENDED OCTOBER 31, 2001

----------------------------------------------------------------------------------------------------------------------
           DIRECTOR               AGGREGATE COMPENSATION         PENSION OR         ESTIMATED     TOTAL COMPENSATION
                                         FROM FUND          RETIREMENT BENEFITS       ANNUAL      FROM FUND AND FUND
                                                             ACCRUED AS PART OF   BENEFITS UPON     COMPLEX PAID TO
                                                              FUND'S EXPENSES       RETIREMENT         DIRECTORS
----------------------------------------------------------------------------------------------------------------------
David R. Loevner                                        $0                    $0              $0                   $0

----------------------------------------------------------------------------------------------------------------------
R. Kelly Doherty                                   $15,000                    $0              $0              $15,000
----------------------------------------------------------------------------------------------------------------------

Jane A. Freeman                                    $13,000                    $0              $0              $13,000

----------------------------------------------------------------------------------------------------------------------
Samuel R. Karetsky                                 $16,000                    $0              $0              $16,000
----------------------------------------------------------------------------------------------------------------------
Carl W. Schafer                                    $16,000                    $0              $0              $16,000
----------------------------------------------------------------------------------------------------------------------


                                 CODES OF ETHICS

Rule 17j-1 of the Investment Company Act of 1940, as amended, addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires funds and their investment advisers and principal underwriters to adopt a code of ethics and to report periodically to the Board of Directors on issues raised under its code of ethics. To assure compliance with these restrictions, the Fund, the Adviser and the Distributor each have adopted and agreed to be governed by a code of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees. The codes of ethics of the Fund, the Adviser and the Distributor permit covered employees to engage in personal securities transactions that avoid actual or potential conflicts of interest with the Fund.

Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


The following shareholders may be deemed "control persons" of the Fund as such term is defined in the 1940 Act in that they own more than 25% of the shares of the Portfolios as indicated as of February 1, 2002:


MULTI-ASSET GLOBAL PORTFOLIO

                                                                   AMOUNT AND NATURE OF             PERCENT OF
TITLE OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP             PORTFOLIO
--------------       ------------------------------------          --------------------             ---------

Common Stock,        Harding, Loevner Management, L.P. (Profit     Direct Ownership                 41.32%
$.001 per Share      Sharing Thrift Plan and Investment
                     Adviser's Account), 50 Division Street,
                     Suite 401, Somerville, NJ  08876

Common Stock,        Investors Bank & Trust Company for Steven     Direct Ownership                 34.61%
$.001 per Share      Loevner, 308 French Road, Newtown Square,
                     PA  19073


As of February 1, 2001, the following persons held 5 percent or more of the outstanding shares of the Portfolios as indicated and may be deemed principal holders of the Fund:

INTERNATIONAL EQUITY PORTFOLIO

                                                                   AMOUNT AND NATURE OF             PERCENT OF
TITLE OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP             PORTFOLIO
--------------       ------------------------------------          --------------------             ---------
Common Stock,        Wilmington Trust Company Agent for Longwood   Direct Ownership                 10.69%
$.001 per Share      Gardens, Inc., PO Box 8882, Wilmington, DE
                     19899

Common Stock,        National Gallery of Art, Sixth and            Direct Ownership                 9.59%
$.001 per Share      Constitution Ave., N.W., Washington, DC
                     20565

Common Stock,        Bankers Trust Co., FBO Principia Corp., 500   Direct Ownership                 8.86%
$.001 per Share      Washington Ave., Suite 1010, St. Louis, MO
                     63102

Common Stock,        Northern Trust Company for Northern           Direct Ownership                 5.95%
$.001 per Share      Illinois Gas Co., 50 South LaSalle St.,
                     Chicago, IL  60675

Common Stock,        Charles Schwab & Co Inc, Custody Account      Direct Ownership                 5.71%
$.001 per Share      for the Exclusive Benefit of Customers, 101
                     Montgomery Street, San Francisco, CA
                     94111

Common Stock,        Public Welfare Foundation, Inc.,  2600        Direct Ownership                 5.21%
$.001 per Share      Virginia Avenue NW, Washington, DC  20037


GLOBAL EQUITY PORTFOLIO

                                                                   AMOUNT AND NATURE OF             PERCENT OF
TITLE OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP             PORTFOLIO
--------------       ------------------------------------          --------------------             ---------
Common Stock,        Edward & Darlene Lowe Charitable Remainder    Direct Ownership                 22.20%
$.001 per Share      Unitrust, c/o Don Bauters, Edward Lowe
                     Industries, P.O. Box 385 Cassopolis, MI
                     49031

Common Stock,        Katherine H. Olmstead, 158 Hobart Road        Direct Ownership                 15.18%
$.001 per Share      Chesnut Hill, MA  02167

Common Stock,        Ann S. Bowers Separate Property Trust c/o     Direct Ownership                 13.80%
$.001 per Share      the Noyce Foundation, 450 Sheridan Avenue
                     Palo Alto, CA  94306

Common Stock,        Fleet National Bank, for Elizabeth B.         Direct Ownership                 9.36%
$.001 per Share      Richards, P.O. Box 92800, Rochester, NY
                     14692

Common Stock,        Lois E. Loevner, 308 French Road, Newtown     Direct Ownership                 5.45%
$.001 per Share      Square, PA 19073


MULTI-ASSET GLOBAL PORTFOLIO
                                                                   AMOUNT AND NATURE OF             PERCENT OF
TITLE OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP             PORTFOLIO
--------------       ------------------------------------          --------------------             ---------

Common Stock,        Harding, Loevner Management, L.P., 50         Direct Ownership                 8.27%
$.001 per Share      Division Street, Suite 401, Somerville, NJ
                     08876
Common Stock,        Tellson & Co., 190 Main Street, P.O. Box      Direct Ownership                 5.76%
$.001 per Share      178, Gladstone, NJ 07934


EMERGING MARKETS PORTFOLIO
                                                                   AMOUNT AND NATURE OF             PERCENT OF
TITLE OF CLASS       NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP             PORTFOLIO
--------------       ------------------------------------          --------------------             ---------

Common Stock,        Harding, Loevner Management, L.P., 50         Direct Ownership                 20.01%
$.001 per Share      Division Street, Suite 401, Somerville, NJ
                     08876

Common Stock,        Simglo LP, c/o Simpson Estates, 30 N.         Direct Ownership                 16.82%
$.001 per Share      LaSalle, Suite 1232, Chicago, IL 60602

Common Stock,        Harding, Loevner Management, L.P., (Profit    Direct Ownership                 10.60%
$.001 per Share      Sharing Thrift Plan), 50 Division Street,
                     Suite 401, Somerville, NJ  08876

Common Stock,        Alan & Susan Rothenberg Revocable Trust 42    Direct Ownership                 9.30%
$.001 per Share      Seventh Avenue, San Francisco, CA  94118

Common Stock,        McCurry Companies, 1779 Tribute Road, Suite   Direct Ownership                 5.88%
$.001 per Share      C, PO Box 838, Sacramento,CA 95812


                               INVESTMENT ADVISER

Harding Loevner provides investment advisory services to the Fund. The terms of the investment advisory agreements (the "Advisory Agreements") between the Fund, on behalf of each Portfolio, and Harding Loevner obligate Harding Loevner to provide investment advisory and portfolio management services to the Portfolios. Harding Loevner is a registered investment adviser organized in 1989. Harding Loevner provides investment advisory services to private investors and institutions.


David Loevner, President of the Fund and a Director and the Chairman of the Board of Directors of the Fund, is the President and CEO of Harding Loevner.


The Advisory Agreements are effective for successive annual periods, so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a Portfolio's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreements are terminable without penalty on not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the relevant Portfolio's outstanding shares voting as a single class, or upon not less than 60 days' notice by Harding Loevner. Each of the Advisory Agreements will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Harding Loevner pays all of its own expenses arising from the performance of its obligations under the Advisory Agreements. Under its Advisory Agreements, Harding Loevner also pays all executive salaries and expenses of the Directors and Officers of the Fund who are employees of Harding Loevner or its affiliates, and office rent of the Fund. Subject to the expense reimbursement provisions described in the Prospectus for each Portfolio under "Portfolio Fees and Expenses," other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation, investment advisory fees and administration fees, brokerage commissions, interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, taxes, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares of the Fund under federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders' meetings, expense of printing and distributing prospectuses, fees and expenses of Directors of the Fund who are not employees of Harding Loevner or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses. Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.


For the last three fiscal years ended October 31, 2001, the amount of advisory fees paid by each Portfolio was as follows:

INTERNATIONAL EQUITY FUND            GROSS           WAIVER           NET
Year ended 10/31/99                $2,435,796      $(121,879)       $2,313,917
Year ended 10/31/00                 2,721,296           (221)        2,721,075
Year ended 10/31/01                 2,545,223       (186,610)        2,358,613

GLOBAL EQUITY PORTFOLIO              GROSS           WAIVER           NET
Year ended 10/31/99                $256,828        $(82,406)        $174,422
Year ended 10/31/00                 252,774         (58,501)         194,273
Year ended 10/31/01                 222,690         (49,104)         173,586

MULTI-ASSET GLOBAL PORTFOLIO         GROSS           WAIVER           NET
Year ended 10/31/99                $66,181         $(60,286)        $  5,895
Year ended 10/31/00                 73,073          (43,586)         29,487
Year ended 10/31/01                 61,097          (34,046)         27,051

EMERGING MARKETS PORTFOLIO           GROSS           WAIVER           NET
Year ended 10/31/99                $15,410         $(15,410)        $    0
Year ended 10/31/00                 31,634          (27,378)         4,256
Year ended 10/31/01                 35,944          (33,016)         2,928


                           DISTRIBUTION OF FUND SHARES


Effective October 1, 2001, shares of the Fund are distributed by Quasar pursuant to a Distribution Agreement (the "Distribution Agreement") between the Fund and Quasar. The Distribution Agreement was approved by the Board of Directors of the Fund, including a majority of the Directors who are not "Interested Persons" of the Fund, on September 26, 2001. Quasar's address is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202. The Fund and Quasar have agreed to indemnify one another against certain liabilities. Quasar furnishes the services of its personnel to carry out its obligations under the Distribution Agreement at its own expense and without cost to the Fund. The Distribution Agreement will remain in effect from year to year and will continue for successive annual periods only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreements or "interested persons" of any such party and either by votes of a majority of the Directors or a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. Prior to October 1, 2001, shares of the Fund had been distributed by First Fund Distributors, Inc.


                                  ADMINISTRATOR

Pursuant to its terms, the administration agreement (the "Administration Agreement") between the Fund and Investors Bank as Administrator requires Investors Bank to provide certain accounting, clerical and bookkeeping services, Blue Sky, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. The Administration Agreement will remain in effect until June 2002 and will automatically continue unless terminated on notice. The following chart sets forth administrative fees paid by each Portfolio. Prior to June 10, 1999, Investors Capital Services, Inc. served as Administrator to the Fund.


For the last three fiscal years ended October 31, 2001, the amount of administration fees paid by each Portfolio was as follows:


--------------------------------------------------------------------------------------------------

                                         YEAR ENDED      YEAR ENDED OCTOBER   YEAR ENDED OCTOBER
             PORTFOLIO                OCTOBER 31, 2001        31, 2000             31, 1999
--------------------------------------------------------------------------------------------------
International Equity Portfolio            $449,419             $387,704             $409,924
Global Equity Portfolio                     37,118               29,278               44,414
Multi-Asset Global Portfolio                13,904               12,602               26,535
Emerging Markets Portfolio                   9,598                6,623               21,743


                             PORTFOLIO TRANSACTIONS

The Advisory Agreements authorize Harding Loevner to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios and Harding Loevner to use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions for the Portfolios. Harding Loevner will consider the full range and quality of services offered by the executing broker or dealer when making these determinations. Neither Harding Loevner nor any of its officers, affiliates, or employees will act as principal or receive any compensation from the Portfolios in connection with the purchase or sale of investments for the Portfolios.

Some securities considered for investment by the Fund's Portfolios also may be appropriate for other clients advised by Harding Loevner. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients advised by Harding Loevner is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by Harding Loevner, as the case may be. Although there is no specified formula for allocating such transactions, the various allocation methods used by Harding Loevner, and the results of such allocations, are subject to periodic review by the Board of Directors.

Brokers are selected on a basis of their overall assistance in terms of execution capabilities and research services, provided that their commission schedules are competitive with other firms providing similar services.

No trades will be executed with Harding Loevner, its affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities, except Harding Loevner may effect cross-trades provided that they are conducted at market price and absent any commission.

For the last three fiscal years ended October 31, 2001, the amount of brokerage commissions paid by each Portfolio was as follows:


-----------------------------------------------------------------------------------------------------

                                       YEAR ENDED OCTOBER       YEAR ENDED       YEAR ENDED OCTOBER
              PORTFOLIO                     31, 2001         OCTOBER 31, 2000         31, 1999
-----------------------------------------------------------------------------------------------------
International Equity Portfolio             $720,733            $757,216              $903,216
Global Equity Portfolio                      38,200              51,243                65,454
Multi-Asset Global Portfolio                  8,353               8,421                 6,707
Emerging Markets Portfolio                   10,296               7,640                 7,869


                            CAPITAL STOCK INFORMATION

The authorized capital stock of the Fund consists of 2,500,000,000 shares with $.001 par value, allocated as follows: (i) 500,000,000 shares to the International Equity Portfolio; (ii) 500,000,000 shares to the Global Equity Portfolio; (iii) 500,000,000 shares to the Emerging Markets Portfolio; (iv) 500,000,000 shares to the Multi-Asset Global Portfolio and (v) 500,000,000 shares not yet allocated to any Portfolio. Holders of shares of a Portfolio have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of net asset value held by a shareholder. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights. The Board of Directors of the Fund, under Maryland General Corporation Law, is authorized to establish more than one class of shares for each portfolio of the Fund.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will be unable to elect any person or persons to the Board of Directors.

                                 NET ASSET VALUE

As used in the Prospectus, "Business Day" refers to those days when the New York Stock Exchange is open for business, which is Monday through Friday except for holidays. As of the date of this Statement of Additional Information, such holidays are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

                               TAX CONSIDERATIONS

The following summary of tax consequences, which does not purport to be complete, is based on U.S. federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

Qualification as a Regulated Investment Company. Each Portfolio has qualified and intends to continue to qualify to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Each of the Portfolios qualified as a RIC for the period ended October 31, 2000. To qualify as a RIC, a Portfolio must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived from its business of investing in securities (the "Qualifying Income Requirement");
(b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Portfolio's total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income will be taxed to the Portfolio at corporate rates. For each taxable year that the Portfolio qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. In addition, to avoid a nondeductible 4% federal excise tax, the Portfolio must distribute during each calendar year an amount equal to at least the sum of 98% of its ordinary income (not taking into account any capital gains or losses) determined on a calendar year basis, 98% of its capital gains in excess of capital losses determined in general on an October 31 year-end basis, and any undistributed amounts from previous years.

Distributions. Each Portfolio's automatic reinvestment of its taxable investment income, net short-term capital gains and net long-term capital gains in additional shares of the Portfolio and distribution of such shares to shareholders will be taxable to the Portfolio's shareholders. In general, such shareholders will be treated as if such income and gains had been distributed to them by the Portfolio and then reinvested by them in shares of the Portfolio, even though no cash distributions have been made to shareholders. The automatic reinvestment of taxable investment income and net realized short-term capital gains of the Portfolio will be taxable to the Portfolio's shareholders as ordinary income. If a portion of a Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividend paid by the Portfolio may be eligible for the corporate dividend received deduction. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to the shareholders in the calendar year in which the distributions are declared, rather than in the year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

Sale of Shares. Upon the sale or other disposition of shares of a Portfolio, or upon receipt of a distribution in complete liquidation of a Portfolio, a shareholder generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on the sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on a disposition of Portfolio shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains deemed received by the shareholder with respect to such shares.

Zero Coupon Securities. Investments by a Portfolio in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to the Portfolio equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Portfolio receives no cash interest payments. This income is included in determining the amount of income which the Portfolio must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax.

Backup Withholding. A Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all amounts deemed to be distributed as a result of the automatic reinvestment by the Portfolio of its income and gains in additional shares of the Portfolio and, all redemption payments made to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.

Tax Treatment of Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by the Code section 1234. Pursuant to Code section 1234, the premium received by a Portfolio for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Portfolio. If the Portfolio enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Portfolio is exercised, thereby requiring the Portfolio to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Portfolio, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures, and forward contracts in which a Portfolio may invest are "section 1256 contracts." Gains and losses on section 1256 contracts generally are treated as 60% long-term (taxed at the 20% long-term capital gains rate) and 40% short-term capital gains or losses ("60/40 treatment"), regardless of the Portfolio's actual holding period for the contract. Also, a section 1256 contract held by the Portfolio at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day ("mark to market treatment"), resulting in unrealized gains and losses being treated as though they were realized. Foreign currency gain or loss (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss.

Generally, hedging transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Portfolio of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Portfolio which is taxed as ordinary income when distributed to shareholders.

The Portfolio may make one or more of the elections available under the Code that are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the amount, character, and timing of gains or losses from the positions that are part of a straddle, the amount of Portfolio income that is distributed to members and that is taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a Portfolio that did not engage in such hedging transactions.

Tax Treatment of Foreign Currency-Related Transactions. Gains or losses attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues receivables or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of certain options, futures, and forward contracts and on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to members as ordinary income.

Tax Treatment of Passive Foreign Investment Companies. Each Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs") if such stock is a permissible investment. A PFIC is a foreign corporation - other than a "controlled foreign corporation" as to which a Portfolio is a U.S. shareholder, that in general meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of passive income. If a Portfolio invests in stock of certain foreign investment companies, the Portfolio may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating on a pro rata basis such distribution or gain to each day of the Portfolio's holding period for the stock. The distribution or gain so allocated to any taxable year of the Portfolio, other than the taxable year of the excess distribution or disposition, would be taxed to the Portfolio at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Portfolio's investment company taxable income and, accordingly, would not be taxable to the Portfolio to the extent distributed by the Portfolio as a dividend to its shareholders.

A Portfolio may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of any foreign investment company in which it invests, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Portfolio's investment company taxable income and net capital gain which, to the extent distributed by the Portfolio as ordinary or capital gain dividends, as the case may be, would not be taxable to the Portfolio. In order to make this election, the Portfolio would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain.

Alternatively, each Portfolio may elect to "mark-to-market" its stock in any PFIC. "Marking to market," in this context, means including in ordinary income each taxable year, the excess, if any, of the fair market value of a PFIC's stock over a Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years. A Portfolio's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Shareholders. U.S. taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Portfolio is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, deemed distributions by the Portfolio of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Deemed distributions of capital gain dividends and any gain realized upon redemption, sale or exchange of shares will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual who is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes. In that case, such individual would be subject to U.S. federal income tax on the individual's worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a non-resident alien individual, the Portfolio may be required to withhold U.S. federal income tax at a rate of 31% of deemed distributions of net capital gains and redemption payments unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding" above.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then deemed distributions of investment company taxable income and capital gain dividends and any gain realized upon the redemption, sale or exchange of shares of the Portfolio will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

Foreign Withholding Taxes. Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible and may elect to "pass through" to the Portfolio's shareholders the amount of foreign taxes paid by the Portfolio. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Portfolio, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass through" for that year. If a Portfolio is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Portfolio will be treated as U.S. source income.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Portfolio's income flows through to its shareholders. With respect to the Portfolios, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Portfolios. Shareholders who are not liable for federal income taxes will not be affected by any such "pass through" of foreign tax credits.

Other Taxes. A Portfolio may be subject to state, local or foreign taxes in any jurisdiction in which the Portfolio may be deemed to be doing business. In addition, shareholders of a Portfolio may be subject to state, local or foreign taxes on distributions from the Portfolio. In many states, Portfolio distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

                             SHAREHOLDER INFORMATION

Certificates representing shares of a particular Portfolio will not be issued to shareholders. Investors Bank, the Fund's Transfer Agent, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of Portfolio distributions.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

The Fund reserves the right to waive the minimum initial investment in any Portfolio.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Portfolio by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Portfolio's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio at the beginning of the period.

                         CALCULATION OF PERFORMANCE DATA

Each of the Portfolios may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio of the Fund over periods of 1, 5 and 10 years (up to the life of the Portfolio), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)n = ERV

Where:
      P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
    ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.


The total return as defined above for the Fund's Portfolios for the one and five year period ended October 31, 2001 (as applicable), and since the commencement of operations of each Portfolio (annualized) to October 31, 2001, are as follows:


                                           ONE YEAR         FIVE YEARS      LIFE OF PORTFOLIO      INCEPTION

International Equity Portfolio              (24.99)%          1.08%                 3.20%           5/11/94
Global Equity Portfolio                    (22.77)            n/a                  3.55             12/1/96
Multi-Asset Global Portfolio                (8.64)            5.83                 5.83             11/1/96
Emerging Markets Portfolio                 (13.48)            n/a                  9.98             11/9/98

Each of the Portfolios may, from time to time, include "total return" (after taxes on distributions) in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio of the Fund over periods of 1, 5 and 10 years (up to the life of the Portfolio), calculated pursuant to the following formula which is prescribed by the SEC:

                                  P(1+T)n =ATVD

Where:

         P= a hypothetical initial payment of $1,000, T= average annual total return (after taxes on distributions), n= number of years
      ATVD= ending value of a hypothetical $1,000 payment made at the beginning of the periods at the end of the periods, after taxes on fund distributions but not after taxes on redemptions

All total return figures assume that all dividends, less the taxes due on such dividends, are reinvested when paid.

The total return after taxes on distributions as defined above for the Fund's Portfolios for the one and five year periods ended October 31, 2001 (as applicable), and since the commencement of operations of each Portfolio (annualized) to October 31, 2001, are as follows:

                                        ONE YEAR       FIVE YEARS       LIFE OF PORTFOLIO       INCEPTION
International Equity Portfolio          -26.13%          0.37%                2.55%              5/11/94
Global Equity Portfolio                  -24.58           n/a                  1.87              12/1/96
Multi-Asset Global Portfolio             -10.59           4.32                 4.32              11/1/96
Emerging Markets Portfolio               -14.83           n/a                  9.00              11/9/98

Each of the Portfolios may, from time to time, include "total return" (after taxes on distributions and redemption) in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return (after taxes on distributions and redemption) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio of the Fund over periods of 1, 5 and 10 years (up to the life of the Portfolio), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1+T)n =ATVDR

Where:

         P= a hypothetical initial payment of $1,000, T= average annual total return (after taxes on distributions and redemption),
         n= number of years
     ATVDR= ending value of a hypothetical $1,000 payment made at the beginning of the periods at the end of the periods, after taxes on fund distributions and redemptions

All total return figures assume that all dividends, less the taxes due on such dividends, are reinvested when paid.

The total return after taxes on distributions and redemptions as defined above for the Fund's Portfolios for the one and five year periods ended October 31, 2001 (as applicable), and since the commencement of operations of each Portfolio (annualized) to October 31, 2001, are as follows:

                                        ONE YEAR       FIVE YEARS       LIFE OF PORTFOLIO       INCEPTION
International Equity Portfolio          -13.55%          0.37%                2.54%              5/11/94
Global Equity Portfolio                  -11.79           n/a                  2.74              12/1/96
Multi-Asset Global Portfolio             -4.61            4.16                 4.16              11/1/96
Emerging Markets Portfolio               -6.65            n/a                  8.05              11/9/98


                                 TRANSFER AGENT

Investors Bank, 200 Clarendon Street, P.O. Box 9130, Boston, MA, 02117-9130, serves as transfer agent, dividend disbursing agent and agent in connection with any accumulation, open-account or similar plans provided to the shareholders of the Fund.

                                    CUSTODIAN

Investors Bank, 200 Clarendon Street, P.O. Box 9130, Boston, MA, 02117-9130, serves as the custodian of the Fund's Portfolio securities and cash.

                              INDEPENDENT AUDITORS

Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019, serve as auditors of the Fund and perform annual audits of the Fund's financial statements.

                                     COUNSEL

Dechert, 1775 Eye Street, N.W., Washington, DC 20006, serves as counsel to the Fund.

                              FINANCIAL STATEMENTS


The Fund's audited Financial Statements, including the Financial Highlights, for the fiscal year ended October 31, 2001, appearing in the Annual Report to Shareholders and the report thereon of Ernst & Young, LLP, independent auditors, appearing therein are hereby incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders is delivered with this Statement of Additional Information to shareholders requesting this Statement of Additional Information.

                         APPENDIX - RATINGS DESCRIPTIONS

STANDARD & POOR'S RATING SERVICE

AAA. Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB AND LOWER. Bonds rated BB, B, CCC, CC, C and D are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and D the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings AA to D may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-1. Standard & Poors Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC.

AAA. Bonds are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

B AND LOWER. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default of there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through C in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run.

MIG-1. Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2. Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.

FITCH IBCA, INC.

LONG-TERM RATINGS:
INVESTMENT GRADE
AAA - HIGHEST CREDIT QUALITY. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - VERY HIGH CREDIT QUALITY. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - HIGH CREDIT QUALITY. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - GOOD CREDIT QUALITY. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB - SPECULATIVE. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B - HIGHLY SPECULATIVE. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C - HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D - DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%.

SHORT-TERM RATINGS:
F1 - HIGHEST CREDIT QUALITY. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B - SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C - HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D - DEFAULT. Denotes actual or imminent payment default.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Articles of Incorporation, dated July 31, 1996 (previously filed as Exhibit
(1) to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) are incorporated herein by reference.

(b) By-laws (previously filed as Exhibit (2) to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) are incorporated herein by reference.

(c) Not applicable.

(d)(1) Advisory Agreement, dated October 14, 1996, between the Registrant (International Equity Portfolio) and Harding, Loevner Management, L.P. (previously filed as Exhibit 5(a) to Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(d)(2) Advisory Agreement, dated October 14, 1996, between the Registrant (Global Equity Portfolio) and Harding, Loevner Management, L.P. (previously filed as Exhibit 5(b) to Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(d)(3) Advisory Agreement, dated October 14, 1996, between the Registrant (Multi-Asset Global Portfolio) and Harding, Loevner Management, L.P. (previously filed as Exhibit 5(c) to Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(d)(4) Advisory Agreement, dated October 14, 1996, between the Registrant (Emerging Markets Portfolio) and Harding, Loevner Management, L.P. (previously filed as Exhibit 5(d) to Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(e)(1) Distribution Agreement, dated October 14, 1996, between Registrant and AMT Capital Services, Inc. (previously filed as Exhibit 6(a) to Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(e)(2) Distribution Agreement, dated May 29, 1998, between Registrant and AMT Capital Securities, L.L.C. (previously filed as Exhibit 6(b) to Pre-Effective Amendment No.3 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(e)(3) Form of Distribution Agreement, approved by the Board of Directors of Registrant December 9, 1999, effective January 15, 2000, between Registrant and First Fund Distributors, Inc., (previously filed as Exhibit (e)(3) to Post-Effective Amendment No.6 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.


(e)(4) Distribution Agreement, dated October 1, 2001, between Registrant and Quasar Distributors, LLC, is filed herewith.


(f) Not applicable.

(g)(1) Form of Custodian Agreement, dated October 28, 1996, between Registrant and Investors Bank & Trust Company (previously filed as Exhibit 8 to Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(g)(2) Custodian Agreement, dated June 10, 1999, between Registrant and Investors Bank & Trust Company (previously filed as Exhibit (g)(2) to Post-Effective Amendment No.5 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739), is incorporated herein by reference.

(h)(1) Administration Agreement, dated October 14, 1996, between Registrant and AMT Capital Services, Inc. (previously filed as Exhibit 9(a) to Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(h)(2) Form of Transfer Agency Agreement, dated October 28, 1996, between Registrant and Investors Bank & Trust Company (previously filed as Exhibit 9(b) to Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(h)(3) Administration Agreement, dated May 29, 1998, between Registrant and Investors Capital Services, Inc. (previously filed as Exhibit 9(c) to Pre-Effective Amendment No.3 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(h)(4) Administration Agreement, dated June 10, 1999, between Registrant and Investors Bank & Trust Company (previously filed as Exhibit (h)(4) to Post-Effective Amendment No.5 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739), is incorporated herein by reference.

(h)(5) Transfer Agency and Service Agreement, dated June 10, 1999, between Registrant and Investors Bank & Trust Company (previously filed as Exhibit
(h)(5) to Post-Effective Amendment No.5 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739), is incorporated herein by reference.

(i) Opinion and Consent of Dechert Price & Rhoads (previously filed as Exhibit 10 to Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(j)(1) Consent of Ernst & Young is filed herewith.

(j)(2) Power of Attorney (previously filed as Exhibit (j)(2) to Post-Effective Amendment No.5 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(k) None.

(l)(1) Share Purchase Agreement, dated October 14, 1996, between Registrant and David R. Loevner for the International Equity Portfolio (previously filed as
Exhibit 13(a) to Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(l)(2) Share Purchase Agreement, dated October 14, 1996, between Registrant and David R. Loevner for the Emerging Markets Portfolio (previously filed as Exhibit 13(b) to Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(l)(3) Share Purchase Agreement, dated October 14, 1996, between Registrant and David R. Loevner for the Multi-Asset Global Portfolio (previously filed as
Exhibit 13(c) to Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(l)(4) Share Purchase Agreement, dated October 14, 1996, between Registrant and David R. Loevner for the Global Equity Portfolio (previously filed as Exhibit 13(d) to Pre-Effective Amendment No.1 to Registrant's Registration Statement on Form N-1A, File Nos. 333-09341, 811-07739) is incorporated herein by reference.

(m) None.

(n) None.


(p) Amended Code of Ethics of Harding, Loevner Management, L.P. and Harding, Loevner Funds, Inc. is filed herewith.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

 None.

ITEM 25.  INDEMNIFICATION

The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgments, fines, settlements and expenses to the fullest extent allowed, and in the manner provided, by applicable federal and Maryland law, including Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act"). In this regard, the Registrant undertakes to abide by the provisions of Investment Company Act Releases No. 11330 and 7221 until amended or superseded by subsequent interpretation of legislative or judicial action.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Harding, Loevner Management, LP (the "Investment Adviser") is a company organized under the laws of New Jersey State and it is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

The list required by this Item 26 of officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by the Investment Adviser pursuant to the Advisers Act (SEC File No. 801-36845).


ITEM 27
Principal Underwriter.
(a) Quasar Distributors, LLC also acts as principal underwriter for the following investment companies:

     Firstar Funds
     Cullen Funds Trust
     Country Growth Fund, Inc.
     Country Asset Allocation Fund, Inc.
     Country Tax Example Bond Fund, Inc.
     Country Taxable Fixed Income Series, Inc.
     Country Money Market Fund
     Country Long-Term Bond Fund
     Country Short-Term Government Bond Fund
     Kit Cole Investment Trust
     The Hennesy Mutual Funds
     The Hennessy Funds
     Jefferson Fund Group Trust
     Everest Funds
     Brandywine Advisors Fund
     Light Revolution Fund
     IPS Funds
     Glen Rauch Funds
     The Arbitrage Funds
     The Jensen Portfolio
     The Lindner Funds
     Thompson Plumb Funds
     AHA Investment Funds Inc.
     Westler Trust
     Mutuals.com
     Professionally Managed Portfolios
     Advisors Series Trust
     Trust for Investment Managers
     PIC Investment Trust
     Seix Funds, Inc.
     FFTW Funds, Inc.
     TIFF Investment Program, Inc.
     Harding, Loevner Funds, Inc.

(b) Information regarding Quasar Distributors, LLC is described in Schedule A of its Form BD as currently on file with the SEC, the text of which is hereby incorporated by reference.

         CRD # on Form BD
         103848

(c)  Not applicable


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of the Investment Adviser, the Custodian and the Administrator.

                  Harding, Loevner Management, L.P.
                  50 Division Street, Suite 401
                  Somerville, N.J.  08876

                  Investors Bank & Trust Company
                  200 Clarendon Street
                  Boston, Massachusetts 02117-9130

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30  UNDERTAKINGS.

Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of the Registrant's directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under Section 16(c) of the 1940 Act.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment No. 9 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to be signed on its behalf by the undersigned, duly authorized, in the City of Somerville, State of New Jersey on the 28th day of February, 2002.




                                     HARDING, LOEVNER FUNDS, INC.

                                     By: */s/ David R. Loevner
                                         ---------------------------
                                         David R. Loevner, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of February, 2002.

SIGNATURE                                        TITLE

*/s/ David R. Loevner                            Director and President
---------------------
David R. Loevner


/s/ Timothy F. Osborne                           Treasurer
----------------------
Timothy F. Osborne

                                                 Director
*/s/ Jane A. Freeman
---------------------
Jane A. Freeman
                                                 Director
*/s/ Carl W. Schafer
---------------------
Carl W. Schafer
                                                 Director
*/s/ Samuel R. Karetsky
---------------------
Samuel R. Karetsky
                                                 Director
*/s/ R. Kelly Doherty
---------------------
R. Kelly Doherty

/s/ Susan C. Mosher
---------------------
* Attorney-in-Fact

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------


                                    EXHIBITS

                                       TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                     AND THE

                         INVESTMENT COMPANY ACT OF 1940

                        --------------------------------

                          HARDING, LOEVNER FUNDS, INC.

                          HARDING, LOEVNER FUNDS, INC.

                                  EXHIBIT INDEX


               NO.              EXHIBIT
               ---              -------

              (e)(4) Distribution Agreement dated October 1, 2001 between Registrant and Quasar Distributors, LLC

              (j)(1)     Consent of Ernst & Young

              (p)        Amended Code of Ethics